UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 January
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 24, 2020

Portfolio Managers’
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. David S. Park, CFA, and David A. Chalupnik, CFA, serve as portfolio managers for all three Funds.
Here the portfolio managers discuss the Funds investment strategies and performance for the six-month reporting period ended
January 31, 2020.
How did the Funds perform during the six-month reporting period ended January 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2020. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® but outperformed its Lipper classification average for the six-month reporting period ended January 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and longterm capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® 2) lower volatility than the S&P 500® and 3) a focus on companies with growing dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Sector allocation was the main driver of underperformance, in particular the Fund’s underweight to the information technology sector. This was partially offset by stock selection in the consumer discretionary, utilities and health care sectors.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Several individual holdings positively contributed to the Fund’s performance, including technology holdings Microsoft Corp and Apple Inc. Apple reported earnings per share (EPS) above expectations with record revenue in the services segment and accelerating growth results in wearables, home, and accessories. iPhone results showed improvements from the prior three quarters as the new generation devices have been received positively. Microsoft also contributed to performance. The company reported double digit reporting period revenue and earnings per share growth due to strength within its Commercial Cloud, Azure, Surface and Gaming businesses. Microsoft continues to see strong growth in its cloud products and recently announced contract wins with Walgreens, Walmart and Albertsons. Lastly, utility sector holding NextEra Energy Inc. further contributed positively to portfolio performance. The company posted earnings above consensus estimates during the reporting period driven by the strong rate base growth of its Florida Power & Light Company subsidiary, excellent cost management and a lower tax rate at their NextEra Energy Resources subsidiary. We continue to hold these positions.
Individual holdings that detracted from the Fund’s absolute performance, included technology holding Cisco Systems Inc. Shares dropped after analysts cut price targets in response to a disappointing outlook. In addition, energy sector holding Chevron Corporation also detracted from performance. Shares have been volatile as geopolitical issues swung crude oil prices. In addition, Chevron walked away from a large deal in the Permian Basin in 2019. Lastly, consumer discretionary holding Carnival Corporation detracted from performance. The cruise operator lowered its full-year guidance, overshadowing its second-quarter earnings results. We continue to hold Cisco Systems and Chevron Corporation and sold the Fund's holding in Carnival Corporation during the reporting period.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its comparative Lipper classification average during the six-month reporting period ended January 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and longterm capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
Utilities and industrials sector holdings notably contributed to the Fund's performance, while stock selection in the information technology and consumer staples sectors detracted from relative performance. From a country standpoint, the Fund’s Japanese and United States holdings contributed to performance, while the Fund’s Hong Kong and French holdings detracted from relative performance.
Several individual holdings positively contributed to the Fund’s absolute performance, including technology holdings Microsoft Corp and Apple Inc. Apple reported earnings per share (EPS) above expectations with record revenue in the services segment and accelerating growth results in wearables, home, and accessories. iPhone results showed improvements from the prior three quarters as the new generation devices have been received positively. Microsoft Corp also contributed to the Fund's performance. The company reported double digit quarterly revenue and earnings per share growth due to strength within its Commercial Cloud, Azure, Surface and

Gaming businesses. Microsoft continues to see strong growth in its cloud products and recently announced contract wins with Walgreens, Walmart and Albertsons. Lastly, utility sector holding NextEra Energy Inc. further contributed positively to portfolio performance. The company posted earnings above consensus estimates during the reporting period driven by the strong rate base growth of its Florida Power & Light Company subsidiary, excellent cost management and a lower tax rate at their NextEra Energy Resources subsidiary. We continue to hold these positions.
Individual holdings that detracted from the Fund’s absolute performance included financial sector holding Bank of China (BOC) Hong Kong Limited. The company faced sentiment headwinds as investors feared the impact of tariffs on their Chinese business. Further, the company reported disappointing third quarter 2018 results with loan growth expectations slowing in 2019. Energy sector holding Chevron Corporation also detracted from performance. Shares have been volatile as geopolitical issues swung crude oil prices. In addition, Chevron walked away from a large deal in the Permian Basin in 2019. Lastly, consumer discretionary holding Carnival Corporation detracted from the Fund's performance. The cruise operator lowered its full-year guidance, overshadowing its second-quarter earnings results. We continue to hold Bank of China and Chevron Corporation and sold the Fund's holding in Carnival Corporation.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and longterm capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index, seeking lower volatility than the MSCI EAFE Index and investing in companies with a track record of increasing their dividends.
United Kingdom and Japanese holdings contributed to relative performance, while the Fund’s German and Hong Kong positions detracted from the Fund's performance. The industrials, energy and utilities sector holdings notably contributed to relative performance, while stock selection in the consumer discretionary and health care sectors detracted from relative performance.
Several individual holdings positively contributed to the Fund’s performance, including energy holdings SSE PLC and Enbridge Inc. In November 2019, SSE announced earnings results above consensus estimates and announced Fiscal Year 2020 guidance slightly above previous estimates. The company’s renewables business was the primary driver of the strong results. The company’s divestitures of their United Kingdom retail and exploration and production (E&P) businesses have been well received by investors. Energy holding Enbridge Inc. also contributed to performance. In the second half of 2019, Enbridge reported strong results, ahead of analyst expectations. Their strongest operating performance came out of the Mid-Con region (a Flanagan South and Seaway pipelines), helped by wider spreads in its energy services and the liquids pipelines. Lastly, industrial sector holding ITOCHU Corp was another top contributor. The company reported net profit results for the first half of Fiscal Year 2019 above consensus estimates due to positive pricing and strength in their non-resource operations. Management also reiterated its Fiscal Year 2020 guidance which was well received by investors given the slowing global economy. We continue to hold these positions.

Portfolio Managers’ Comments (continued)
Several holdings detracted from the Fund’s performance including French diversified food and beverage company Danone SA, which missed its third quarter organic revenue growth expectations and reduced its 2019 organic revenue growth guidance. Weakness in its Europe/China water business, weaker Mizone demand, difficult comparisons and Russian yogurt product distribution losses impacted results. In addition, the financial sector holding Bank of China (BOC) Hong Kong Limited faced sentiment headwinds as investors feared the impact of tariffs on their Chinese business. Further, the company reported disappointing third quarter 2018 results with loan growth expectations slowing in 2019. Lastly, consumer discretionary sector holding Daimler AG detracted from performance. The company reported a decline in profits during the reporting period, primarily the result of weakness in their Mercedes-Benz Cars division and charges associated with the Takata Airbag and diesel provision from prior years. Recent weakness in global automobile demand due to trade disruption has also weighed on the industry. We continue to hold Danone SA and Bank of China but sold our position in Daimler AG during the reporting period.
An Update on COVID-19 Coronavirus
The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of January 31, 2020
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios*
Class A Shares at NAV	3/28/06	8.20%	22.22%	10.79%	12.60%	0.96%
Class A Shares at maximum Offering Price	3/28/06	1.97%	15.20%	9.48%	11.94%	-
S&P 500® Index	-	9.31%	21.68%	12.37%	13.97%	-
Lipper Equity Income Funds Classification Average	-	5.42%	14.08%	8.22%	10.88%	-
Class C Shares	3/28/06	7.81%	21.32%	9.96%	11.76%	1.71%
Class R3 Shares	3/03/09	8.08%	21.94%	10.52%	12.32%	1.21%
Class I Shares	3/28/06	8.34%	22.54%	11.07%	12.88%	0.71%

	Total Returns as of January 31, 2020
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios*
Class R6 Shares	3/25/13	8.37%	22.63%	11.15%	11.93%	0.65%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	7.15%	16.80%	7.53%	9.63%	1.77%	1.15%
Class A Shares at maximum Offering Price	6/11/12	0.99%	10.08%	6.26%	8.78%	-	-
MSCI World Index	-	7.94%	17.73%	9.00%	11.49%	-	-
Lipper Global Equity Income Funds Classification Average	-	6.26%	12.26%	5.90%	8.36%	-	-
Class C Shares	6/11/12	6.70%	15.87%	6.72%	8.81%	2.52%	1.90%
Class R3 Shares	6/11/12	7.00%	16.51%	7.27%	9.35%	2.02%	1.40%
Class I Shares	6/11/12	7.28%	17.08%	7.80%	9.90%	1.52%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	5.88%	11.03%	4.53%	6.92%	3.29%	1.15%
Class A Shares at maximum Offering Price	6/11/12	(0.21)%	4.64%	3.30%	6.09%	-	-
MSCI EAFE Index	-	6.12%	12.10%	5.12%	8.03%	-	-
Lipper International Equity Income Funds Classification Average	-	6.10%	9.21%	3.66%	5.91%	-	-
Class C Shares	6/11/12	5.46%	10.24%	3.75%	6.12%	4.05%	1.90%
Class R3 Shares	6/11/12	5.71%	10.77%	4.27%	6.65%	3.55%	1.40%
Class I Shares	6/11/12	6.00%	11.29%	4.79%	7.18%	3.05%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    as of January 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	6.2%
Pharmaceuticals	5.5%
Health Care Providers & Services	5.2%
Banks	5.2%
Software	5.2%
Health Care Equipment & Supplies	4.9%
Oil, Gas & Consumable Fuels	4.3%
Insurance	3.9%
Chemicals	3.8%
Capital Markets	3.6%
Equity Real Estate Investment Trust	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Aerospace & Defense	3.2%
Electric Utilities	3.0%
Specialty Retail	3.0%
Diversified Telecommunication Services	2.9%
Communications Equipment	2.8%
Media	2.6%
Multi-Utilities	2.6%
Beverages	2.5%
Road & Rail	2.5%
Other	19.1%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.2%
Johnson & Johnson	3.6%
Apple Inc	3.4%
Fidelity National Information Services Inc	3.3%
Lockheed Martin Corp	3.2%

Holding Summaries    as of January 31, 2020 (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	3.4%
JPMorgan Chase & Co	3.1%
UnitedHealth Group Inc	2.9%
SAP SE	2.6%
Comcast Corp	2.6%
Portfolio Composition (% of net assets)
Banks	9.6%
Oil, Gas & Consumable Fuels	6.7%
Pharmaceuticals	6.1%
Software	6.0%
Aerospace & Defense	4.6%
IT Services	4.0%
Containers & Packaging	3.9%
Beverages	3.3%
Wireless Telecommunication Services	3.0%
Health Care Providers & Services	2.9%
Capital Markets	2.8%
Diversified Telecommunication Services	2.8%
Media	2.6%
Industrial Conglomerates	2.4%
Electric Utilities	2.3%
Health Care Equipment & Supplies	2.3%
Personal Products	2.2%
Tobacco	2.1%
Food Products	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Gas Utilities	2.0%
Road & Rail	1.9%
Other	19.1%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	59.0%
United Kingdom	9.3%
France	8.1%
Japan	5.8%
Australia	4.1%
Canada	3.7%
Germany	2.6%
Italy	2.0%
China	1.7%
Netherlands	1.3%
Other	2.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%
1	Includes 1.7% (as a percentage of net assets) in emerging market countries.

Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Safran SA	4.7%
ITOCHU Corp	4.6%
Linde PLC	4.4%
Sanofi	3.8%
SAP SE	3.7%
Portfolio Composition (% of net assets)
Chemicals	7.9%
Banks	7.9%
Pharmaceuticals	7.3%
Oil, Gas & Consumable Fuels	6.3%
Wireless Telecommunication Services	5.9%
Electric Utilities	5.7%
Hotels, Restaurants & Leisure	5.5%
Aerospace & Defense	4.7%
Trading Companies & Distributors	4.6%
Electronic Equipment, Instruments & Components	4.5%
Software	3.7%
Containers & Packaging	3.4%
Food Products	3.3%
Real Estate Management & Development	3.3%
Diversified Telecommunication Services	3.3%
Professional Services	3.3%
Other	16.7%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	24.6%
France	14.7%
Japan	12.2%
Canada	6.6%
Australia	6.4%
Netherlands	5.9%
United States	4.4%
Spain	4.4%
Germany	3.7%
Denmark	3.4%
Other	13.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	Includes 2.3% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2020.
The beginning of the period is August 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.00	$1,078.10	$1,080.80	$1,083.70	$1,083.40
Expenses Incurred During the Period	$ 4.97	$ 8.88	$ 6.28	$ 3.35	$ 3.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.36	$1,016.59	$1,019.10	$1,021.92	$1,021.62
Expenses Incurred During the Period	$ 4.82	$ 8.62	$ 6.09	$ 3.25	$ 3.56
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70%, 1.20%, 0.64% and 0.70% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.50	$1,067.00	$1,070.00	$1,072.80
Expenses Incurred During the Period	$ 5.99	$ 9.87	$ 7.28	$ 4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,018.10	$1,020.61
Expenses Incurred During the Period	$ 5.84	$ 9.63	$ 7.10	$ 4.57
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.80	$1,054.60	$1,057.10	$1,060.00
Expenses Incurred During the Period	$ 5.95	$ 9.81	$ 7.24	$ 4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,018.10	$1,020.61
Expenses Incurred During the Period	$ 5.84	$ 9.63	$ 7.10	$ 4.57
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 3.2%
233,450	Lockheed Martin Corp	$ 99,944,614
	Banks – 5.2%
704,337	JPMorgan Chase & Co	93,226,045
459,989	PNC Financial Services Group Inc	68,331,366
	Total Banks	161,557,411
	Beverages – 2.5%
539,085	PepsiCo Inc.	76,560,852
	Capital Markets – 3.6%
1,318,044	Charles Schwab Corp	60,036,904
238,823	CME Group Inc.	51,850,862
	Total Capital Markets	111,887,766
	Chemicals – 3.8%
357,657	International Flavors & Fragrances Inc.	46,892,409
358,622	Linde PLC	72,846,887
	Total Chemicals	119,739,296
	Communications Equipment – 2.8%
1,901,391	Cisco Systems Inc.	87,406,944
	Consumer Finance – 2.4%
582,393	American Express Co	75,635,379
	Containers & Packaging – 1.6%
531,406	Packaging Corp of America	50,882,125
	Diversified Telecommunication Services – 2.9%
2,385,954	AT&T Inc	89,759,590
	Electric Utilities – 3.0%
349,407	NextEra Energy Inc	93,710,957
	Entertainment – 2.2%
505,297	Walt Disney Co	69,887,628
	Equity Real Estate Investment Trust – 3.5%
226,874	AvalonBay Communities Inc	49,161,327
957,607	CyrusOne Inc.	58,270,386
	Total Equity Real Estate Investment Trust	107,431,713

Shares	Description (1)	Value
	Food Products – 2.1%
1,167,251	Mondelez International Inc	$ 66,976,862
	Health Care Equipment & Supplies – 4.9%
255,437	Becton Dickinson and Co	70,291,154
708,030	Medtronic PLC	81,734,983
	Total Health Care Equipment & Supplies	152,026,137
	Health Care Providers & Services – 5.2%
243,388	Anthem Inc	64,565,968
359,837	UnitedHealth Group Inc	98,037,591
	Total Health Care Providers & Services	162,603,559
	Household Products – 1.7%
698,815	Colgate-Palmolive Co	51,558,571
	Industrial Conglomerates – 1.9%
343,264	Honeywell International Inc	59,460,190
	Insurance – 3.9%
390,107	Chubb Ltd	59,292,363
557,516	Marsh & McLennan Cos Inc.	62,363,740
	Total Insurance	121,656,103
	IT Services – 6.2%
441,558	Accenture PLC, Class A	90,612,117
717,245	Fidelity National Information Services Inc	103,039,417
	Total IT Services	193,651,534
	Machinery – 2.4%
553,676	Ingersoll-Rand PLC	73,766,253
	Media – 2.6%
1,889,872	Comcast Corp	81,623,572
	Multi-Utilities – 2.6%
807,860	WEC Energy Group Inc	80,697,135
	Oil, Gas & Consumable Fuels – 4.3%
632,253	Chevron Corp	67,739,587
726,460	Phillips 66	66,376,650
	Total Oil, Gas & Consumable Fuels	134,116,237
	Pharmaceuticals – 5.5%
326,369	Allergan PLC	60,913,510
747,194	Johnson & Johnson	111,234,771
	Total Pharmaceuticals	172,148,281
	Road & Rail – 2.5%
425,432	Union Pacific Corp	76,331,009

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 2.4%
612,039	Texas Instruments Inc.	$ 73,842,505
	Software – 5.2%
943,065	Microsoft Corp	160,537,955
	Specialty Retail – 3.0%
804,021	Lowe's Cos Inc.	93,459,401
	Technology Hardware, Storage & Peripherals – 3.4%
340,960	Apple Inc	105,530,530
	Tobacco – 2.4%
890,797	Philip Morris International Inc	73,668,912
	Total Long-Term Investments (cost $1,857,090,258)	3,078,059,021

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%
	REPURCHASE AGREEMENTS – 1.0%
$ 29,554	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $29,555,354, collateralized by $28,180,000 U.S. Treasury Notes, 2.625%, due 12/31/25, value $30,147,443	0.650%	2/03/20	$ 29,553,753
	Total Short-Term Investments (cost $29,553,753)			29,553,753
	Total Investments (cost $1,886,644,011) – 99.9%			3,107,612,774
	Other Assets Less Liabilities – 0.1%			3,233,097
	Net Assets – 100%			$ 3,110,845,871
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 4.6%
1,372	Lockheed Martin Corp	$587,381
3,343	Safran SA, (2)	539,015
	Total Aerospace & Defense	1,126,396
	Banks – 9.6%
124,200	BOC Hong Kong Holdings Ltd, (2)	410,553
5,713	JPMorgan Chase & Co	756,173
456,634	Lloyds Banking Group PLC, (2)	340,893
2,437	PNC Financial Services Group Inc	362,016
8,296	Toronto-Dominion Bank	458,493
	Total Banks	2,328,128
	Beverages – 3.3%
2,885	Heineken NV, (2)	313,908
3,503	PepsiCo Inc.	497,496
	Total Beverages	811,404
	Capital Markets – 2.8%
5,141	Charles Schwab Corp	234,172
4,735	Macquarie Group Ltd, (2)	452,431
	Total Capital Markets	686,603
	Chemicals – 1.5%
2,762	International Flavors & Fragrances Inc.	362,126
	Communications Equipment – 1.9%
10,032	Cisco Systems Inc.	461,171
	Consumer Finance – 1.9%
3,589	American Express Co	466,103
	Containers & Packaging – 3.9%
52,741	Amcor PLC, (2)	554,233
4,191	Packaging Corp of America	401,288
	Total Containers & Packaging	955,521
	Diversified Financial Services – 1.3%
19,200	ORIX Corp, (2)	324,335
	Diversified Telecommunication Services – 2.8%
10,134	AT&T Inc	381,241

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Diversified Telecommunication Services (continued)
199,487	HKT Trust & HKT Ltd, (2)	$ 297,780
	Total Diversified Telecommunication Services	679,021
	Electric Utilities – 2.3%
2,110	NextEra Energy Inc	565,902
	Electronic Equipment, Instruments & Components – 1.9%
12,100	Alps Alpine Co Ltd, (2)	217,229
4,590	Hexagon AB, (2)	253,672
	Total Electronic Equipment, Instruments & Components	470,901
	Entertainment – 1.4%
2,429	Walt Disney Co	335,955
	Equity Real Estate Investment Trust – 1.3%
5,070	CyrusOne Inc.	308,509
	Food Products – 2.1%
6,330	Danone SA, (2)	506,555
	Gas Utilities – 2.0%
91,872	Snam SpA, (2)	492,403
	Health Care Equipment & Supplies – 2.3%
1,996	Becton Dickinson and Co	549,259
	Health Care Providers & Services – 2.9%
2,577	UnitedHealth Group Inc	702,104
	Hotels, Restaurants & Leisure – 1.7%
16,925	Compass Group PLC, (2)	418,423
	Household Products – 1.5%
4,311	Reckitt Benckiser Group PLC, (2)	356,836
	Industrial Conglomerates – 2.4%
3,330	Honeywell International Inc	576,823
	IT Services – 4.0%
2,030	Accenture PLC, Class A	416,576
3,876	Fidelity National Information Services Inc	556,826
	Total IT Services	973,402
	Media – 2.6%
14,614	Comcast Corp	631,179
	Oil, Gas & Consumable Fuels – 6.7%
3,712	Chevron Corp	397,704
10,765	Enbridge Inc	437,709

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
4,162	Phillips 66	$380,282
8,392	TOTAL SA, (2)	408,612
	Total Oil, Gas & Consumable Fuels	1,624,307
	Personal Products – 2.2%
8,830	Unilever PLC, (2)	526,721
	Pharmaceuticals – 6.1%
1,962	Allergan PLC	366,188
4,081	Johnson & Johnson	607,538
5,362	Sanofi, (2)	517,102
	Total Pharmaceuticals	1,490,828
	Professional Services – 1.2%
8,663	Experian PLC, (2)	301,541
	Road & Rail – 1.9%
2,630	Union Pacific Corp	471,875
	Semiconductors & Semiconductor Equipment – 2.1%
4,161	Texas Instruments Inc.	502,025
	Software – 6.0%
4,883	Microsoft Corp	831,233
4,930	SAP SE, (2)	642,040
	Total Software	1,473,273
	Specialty Retail – 1.7%
3,611	Lowe's Cos Inc.	419,743
	Technology Hardware, Storage & Peripherals – 2.1%
1,614	Apple Inc	499,549
	Tobacco – 2.1%
6,131	Philip Morris International Inc	507,034
	Trading Companies & Distributors – 1.8%
18,925	ITOCHU Corp, (2)	442,106
	Wireless Telecommunication Services – 3.0%
14,100	KDDI Corp, (2)	426,089
157,726	Vodafone Group PLC, (2)	309,887
	Total Wireless Telecommunication Services	735,976
	Total Long-Term Investments (cost $18,336,339)	24,084,037

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.9%
	REPURCHASE AGREEMENTS – 0.9%
$ 231	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $231,302, collateralized by $235,000 U.S. Treasury Notes, 1.625%, due 5/15/26, value $238,314	0.650%	2/03/20	$ 231,290
	Total Short-Term Investments (cost $231,290)			231,290
	Total Investments (cost $18,567,629) – 99.8%			24,315,327
	Other Assets Less Liabilities – 0.2%			41,485
	Net Assets – 100%			$ 24,356,812
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.3%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 4.7%
1,541	Safran SA, (2)	$ 248,466
	Banks – 7.9%
37,000	BOC Hong Kong Holdings Ltd, (2)	122,307
169,841	Lloyds Banking Group PLC, (2)	126,792
3,082	Toronto-Dominion Bank	170,332
	Total Banks	419,431
	Beverages – 2.3%
1,120	Heineken NV, (2)	121,864
	Biotechnology – 2.0%
4,605	Grifols SA, (2)	104,753
	Capital Markets – 2.9%
1,628	Macquarie Group Ltd, (2)	155,556
	Chemicals – 7.9%
1,544	Koninklijke DSM NV, (2)	187,913
1,144	Linde PLC, (2)	233,008
	Total Chemicals	420,921
	Containers & Packaging – 3.4%
17,374	Amcor PLC, (2)	182,576
	Diversified Financial Services – 2.6%
8,200	ORIX Corp, (2)	138,518
	Diversified Telecommunication Services – 3.3%
116,000	HKT Trust & HKT Ltd, (2)	173,157
	Electric Utilities – 5.7%
6,343	Red Electrica Corp SA, (2)	126,900
8,792	SSE PLC, (2)	175,011
	Total Electric Utilities	301,911
	Electronic Equipment, Instruments & Components – 4.5%
5,700	Alps Alpine Co Ltd, (2)	102,331
2,473	Hexagon AB, (2)	134,442
	Total Electronic Equipment, Instruments & Components	236,773

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Food Products – 3.3%
2,183	Danone SA, (2)	$ 174,693
	Gas Utilities – 2.0%
19,702	Snam SpA, (2)	105,596
	Hotels, Restaurants & Leisure – 5.5%
2,642	Carnival PLC, (2)	107,904
7,375	Compass Group PLC, (2)	182,326
	Total Hotels, Restaurants & Leisure	290,230
	Household Products – 2.4%
1,543	Reckitt Benckiser Group PLC, (2)	127,719
	Oil, Gas & Consumable Fuels – 6.3%
4,383	Enbridge Inc	178,214
3,143	TOTAL SA, (2)	153,035
	Total Oil, Gas & Consumable Fuels	331,249
	Personal Products – 2.5%
2,255	Unilever PLC, (2)	134,514
	Pharmaceuticals – 7.3%
2,964	Novo Nordisk A/S, (2)	180,423
2,112	Sanofi, (2)	203,678
	Total Pharmaceuticals	384,101
	Professional Services – 3.3%
4,974	Experian PLC, (2)	173,135
	Real Estate Management & Development – 3.3%
66,207	CapitaLand Ltd, (2)	174,467
	Software – 3.7%
1,500	SAP SE, (2)	195,347
	Trading Companies & Distributors – 4.6%
10,400	ITOCHU Corp, (2)	242,954
	Wireless Telecommunication Services – 5.9%
5,300	KDDI Corp, (2)	160,161
76,509	Vodafone Group PLC, (2)	150,319
	Total Wireless Telecommunication Services	310,480
	Total Long-Term Investments (cost $3,937,251)	5,148,411

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%
	REPURCHASE AGREEMENTS – 2.4%
$ 126	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $125,890, collateralized by $100,000 U.S. Treasury Notes, 1.625%, due 10/31/26, value $131,858	0.650%	2/03/20	$ 125,983
	Total Short-Term Investments (cost $125,983)			125,983
	Total Investments (cost $4,063,234) – 99.7%			5,274,394
	Other Assets Less Liabilities – 0.3%			14,702
	Net Assets – 100%			$ 5,289,096
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
January 31, 2020
(Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,857,090,258, $18,336,339 and $3,937,251, respectively)	$3,078,059,021	$24,084,037	$5,148,411
Short-term investments, at value (cost approximates value)	29,553,753	231,290	125,983
Cash denominated in foreign currencies (cost $—, $512,786 and $122,666, respectively)	—	513,164	122,760
Receivable for:
Dividends	3,893,358	38,186	8,139
Interest	534	4	2
Investments sold	—	265,859	—
From Adviser	—	—	10,803
Reclaims	262,251	7,877	4,368
Shares sold	6,437,826	4,720	—
Other assets	311,627	18,681	32,899
Total assets	3,118,518,370	25,163,818	5,453,365
Liabilities
Payable for:
Investments purchased - regular settlement	—	757,753	119,694
Shares redeemed	4,413,773	2,999	45
Accrued expenses:
Custodian fees	119,404	14,888	21,221
Management fees	1,631,670	4,867	—
Professional fees	49,731	9,935	9,740
Shareholder reporting expenses	134,458	4,054	10,252
Shareholder servicing agent fees	523,800	4,220	1,163
Trustees fees	255,822	44	9
12b-1 distribution and service fees	531,706	4,064	973
Other	12,135	4,182	1,172
Total liabilities	7,672,499	807,006	164,269
Net assets	$3,110,845,871	$24,356,812	$5,289,096

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 566,112,593	$ 7,622,480	$2,455,565
Shares outstanding	12,769,121	264,939	90,176
Net asset value ("NAV") per share	$ 44.33	$ 28.77	$ 27.23
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 47.03	$ 30.53	$ 28.89
Class C Shares
Net assets	$ 464,850,197	$ 2,642,694	$ 472,579
Shares outstanding	10,498,252	92,157	17,557
NAV and offering price per share	$ 44.28	$ 28.68	$ 26.92
Class R3 Shares
Net assets	$ 14,467,999	$ 128,342	$ 67,802
Shares outstanding	323,691	4,472	2,500
NAV and offering price per share	$ 44.70	$ 28.70	$ 27.12
Class R6 Shares
Net assets	$ 70,368,242	$ —	$ —
Shares outstanding	1,571,717	—	—
NAV and offering price per share	$ 44.77	$ —	$ —
Class I Shares
Net assets	$1,995,046,840	$13,963,296	$2,293,150
Shares outstanding	45,044,419	485,377	84,135
NAV and offering price per share	$ 44.29	$ 28.77	$ 27.26
Fund level net assets consist of:
Capital paid-in	$1,778,442,460	$18,872,634	$4,500,515
Total distributable earnings	1,332,403,411	5,484,178	788,581
Fund level net assets	$3,110,845,871	$24,356,812	$5,289,096
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended January 31, 2020
(Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 37,177,707	$ 299,660	$ 63,229
Foreign tax withheld on dividend income	—	(7,104)	(3,727)
Total investment income	37,177,707	292,556	59,502
Expenses
Management fees	9,543,970	83,227	18,241
12b-1 service fees - Class A Shares	673,933	9,547	3,048
12b-1 distibution and service fees - Class C Shares	2,408,546	13,094	2,395
12b-1 distibution and service fees - Class R3 Shares	45,240	308	167
Shareholder servicing agent fees	935,364	7,473	2,178
Custodian fees	150,099	22,029	31,277
Professional fees	69,323	15,359	14,789
Trustees fees	42,341	322	62
Shareholder reporting expenses	95,169	4,017	3,262
Federal and state registration fees	78,417	33,586	32,522
Other	30,579	2,177	2,141
Total expenses before fee waiver/expense reimbursement	14,072,981	191,139	110,082
Fee waiver/expense reimbursement	—	(62,548)	(81,212)
Net expenses	14,072,981	128,591	28,870
Net investment income (loss)	23,104,726	163,965	30,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	172,992,823	(141,326)	17,556
Change in net unrealized appreciation (depreciation) of investments and foreign currency	50,983,418	1,585,241	239,343
Net realized and unrealized gain (loss)	223,976,241	1,443,915	256,899
Net increase (decrease) in net assets from operations	$247,080,967	$1,607,880	$287,531
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 23,104,726	$ 52,945,470	$ 163,965	$ 422,144
Net realized gain (loss) from investments and foreign currency	172,992,823	211,040,439	(141,326)	211,646
Change in net unrealized appreciation (depreciation) of investments and foreign currency	50,983,418	64,548,378	1,585,241	(197,027)
Net increase (decrease) in net assets from operations	247,080,967	328,534,287	1,607,880	436,763
Distributions to Shareholders
Dividends:
Class A Shares	(41,704,935)	(28,877,572)	(122,789)	(360,266)
Class C Shares	(33,325,912)	(25,625,903)	(32,631)	(101,651)
Class R3 Shares	(1,236,162)	(1,277,583)	(1,849)	(4,431)
Class R6 Shares	(5,127,629)	(4,458,367)	—	—
Class I Shares	(154,074,647)	(137,705,032)	(231,243)	(466,465)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(235,469,285)	(197,944,457)	(388,512)	(932,813)
Fund Share Transactions
Fund reorganization	—	118,099,400	—	—
Proceeds from sale of shares	340,945,022	763,941,062	3,899,345	6,972,470
Proceeds from shares issued to shareholders due to reinvestment of distributions	144,159,854	118,123,949	364,146	871,938
	485,104,876	1,000,164,411	4,263,491	7,844,408
Cost of shares redeemed	(556,464,182)	(1,135,022,065)	(3,930,730)	(6,938,670)
Net increase (decrease) in net assets from Fund share transactions	(71,359,306)	(134,857,654)	332,761	905,738
Net increase (decrease) in net assets	(59,747,624)	(4,267,824)	1,552,129	409,688
Net assets at the beginning of period	3,170,593,495	3,174,861,319	22,804,683	22,394,995
Net assets at the end of period	$3,110,845,871	$ 3,170,593,495	$24,356,812	$22,804,683

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 30,632	$ 181,454
Net realized gain (loss) from investments and foreign currency	17,556	(109,883)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	239,343	82,041
Net increase (decrease) in net assets from operations	287,531	153,612
Distributions to Shareholders
Dividends:
Class A Shares	(12,396)	(86,491)
Class C Shares	(1,336)	(12,896)
Class R3 Shares	(266)	(2,401)
Class R6 Shares	—	—
Class I Shares	(13,765)	(96,855)
Return of capital:
Class A Shares	—	(10,689)
Class C Shares	—	(2,390)
Class R3 Shares	—	(444)
Class R6 Shares	—	—
Class I Shares	—	(16,453)
Decrease in net assets from distributions to shareholders	(27,763)	(228,619)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	452,025	5,512,690
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,632	174,496
	471,657	5,687,186
Cost of shares redeemed	(529,596)	(5,643,927)
Net increase (decrease) in net assets from Fund share transactions	(57,939)	43,259
Net increase (decrease) in net assets	201,829	(31,748)
Net assets at the beginning of period	5,087,267	5,119,015
Net assets at the end of period	$5,289,096	$ 5,087,267
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2020(e)	$44.21	$0.32	$3.29	$3.61	$(0.38)	$(3.11)	$(3.49)	$44.33
2019	42.61	0.65	3.49	4.14	(0.60)	(1.94)	(2.54)	44.21
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
Class C (03/06)
2020(e)	44.16	0.15	3.29	3.44	(0.21)	(3.11)	(3.32)	44.28
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
Class R3 (03/09)
2020(e)	44.55	0.27	3.32	3.59	(0.33)	(3.11)	(3.44)	44.70
2019	42.89	0.55	3.52	4.07	(0.47)	(1.94)	(2.41)	44.55
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
Class R6 (03/13)
2020(e)	44.62	0.39	3.33	3.72	(0.46)	(3.11)	(3.57)	44.77
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
Class I (03/06)
2020(e)	44.17	0.38	3.29	3.67	(0.44)	(3.11)	(3.55)	44.29
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.20%	$ 566,113	0.95%*	1.42%*	15%
10.29	497,332	0.96	1.57	31
14.56	464,170	0.96	1.42	28
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28

7.81	464,850	1.70*	0.67*	15
9.46	499,839	1.71	0.82	31
13.70	491,639	1.71	0.67	28
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28

8.08	14,468	1.20*	1.17*	15
10.01	19,831	1.21	1.32	31
14.27	23,080	1.21	1.17	28
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28

8.37	70,368	0.64*	1.72*	15
10.66	80,768	0.65	1.88	31
14.91	64,717	0.64	1.69	28
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28

8.34	1,995,047	0.70*	1.66*	15
10.57	2,072,824	0.71	1.82	31
14.84	2,131,227	0.71	1.66	28
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2020(e)	$27.29	$0.19	$ 1.75	$ 1.94	$(0.19)	$(0.27)	$(0.46)	$28.77
2019	27.81	0.52	0.10	0.62	(0.56)	(0.58)	(1.14)	27.29
2018	28.67	0.48	2.34	2.82	(0.43)	(3.25)	(3.68)	27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
Class C (06/12)
2020(e)	27.20	0.08	1.76	1.84	(0.09)	(0.27)	(0.36)	28.68
2019	27.73	0.31	0.10	0.41	(0.36)	(0.58)	(0.94)	27.20
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
Class R3 (06/12)
2020(e)	27.22	0.15	1.75	1.90	(0.15)	(0.27)	(0.42)	28.70
2019	27.74	0.45	0.10	0.55	(0.49)	(0.58)	(1.07)	27.22
2018	28.61	0.40	2.34	2.74	(0.36)	(3.25)	(3.61)	27.74
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
Class I (06/12)
2020(e)	27.28	0.23	1.75	1.98	(0.22)	(0.27)	(0.49)	28.77
2019	27.81	0.58	0.10	0.68	(0.63)	(0.58)	(1.21)	27.28
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.15%	$ 7,622	1.68%*	0.80%*	1.15%*	1.33%*	15%
2.58	7,444	1.77	1.33	1.15	1.94	22
10.35	8,961	1.88	0.99	1.15	1.73	48
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24

6.70	2,643	2.43*	0.07*	1.90*	0.60*	15
1.81	2,566	2.52	0.54	1.90	1.17	22
9.55	3,278	2.63	0.20	1.90	0.93	48
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24

7.00	128	1.93*	0.54*	1.40*	1.08*	15
2.36	113	2.02	1.07	1.40	1.69	22
10.06	108	2.13	0.69	1.40	1.42	48
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24

7.28	13,963	1.43*	1.06*	0.90*	1.59*	15
2.84	12,682	1.52	1.57	0.90	2.19	22
10.63	10,049	1.61	1.19	0.90	1.90	48
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2020(e)	$25.85	$0.16	$ 1.36	$ 1.52	$(0.14)	$ —	$ —	$(0.14)	$27.23
2019	27.30	0.62	(1.05)	(0.43)	(0.90)	—	(0.12)	(1.02)	25.85
2018	26.90	0.59	0.45	1.04	(0.64)	—	—	(0.64)	27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
Class C (06/12)
2020(e)	25.60	0.05	1.34	1.39	(0.07)	—	—	(0.07)	26.92
2019	27.02	0.37	(0.97)	(0.60)	(0.70)	—	(0.12)	(0.82)	25.60
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—*	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
Class R3 (06/12)
2020(e)	25.76	0.12	1.35	1.47	(0.11)	—	—	(0.11)	27.12
2019	27.20	0.52	(1.00)	(0.48)	(0.84)	—	(0.12)	(0.96)	25.76
2018	26.81	0.57	0.40	0.97	(0.58)	—	—	(0.58)	27.20
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
Class I (06/12)
2020(e)	25.88	0.19	1.36	1.55	(0.17)	—	—	(0.17)	27.26
2019	27.33	0.89	(1.25)	(0.36)	(0.97)	—	(0.12)	(1.09)	25.88
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—*	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.88%	$2,456	4.30%**	(1.98)%**	1.15%**	1.17%**	13%
(1.56)	2,597	3.29	0.24	1.15	2.39	101
3.92	2,049	3.56	(0.27)	1.15	2.14	31
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15

5.46	473	5.05**	(2.75)**	1.90**	0.40**	13
(2.24)	464	4.05	(0.71)	1.90	1.43	101
3.13	636	4.33	(0.88)	1.90	1.55	31
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15

5.71	68	4.55**	(2.25)**	1.40**	0.90**	13
(1.79)	64	3.55	(0.14)	1.40	2.01	101
3.66	104	3.83	(0.36)	1.40	2.07	31
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15

6.00	2,293	4.05**	(1.75)**	0.90**	1.40**	13
(1.30)	1,962	3.05	1.24	0.90	3.40	101
4.18	2,330	3.32	0.15	0.90	2.58	31
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$2,254,301	9.3%
France	1,971,284	8.1
Japan	1,409,759	5.8
Australia	1,006,664	4.1
Canada	896,202	3.7
Germany	642,040	2.6
Italy	492,403	2.0
China	410,553	1.7
Netherlands	313,908	1.3
Other	551,452	2.2
Total non-U.S. securities	$9,948,566	40.8%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,302,824	24.6%
France	779,872	14.7
Japan	643,964	12.2
Canada	348,546	6.6
Australia	338,132	6.4
Netherlands	309,777	5.9
Spain	231,653	4.4
Germany	195,347	3.7
Denmark	180,423	3.4
Other	709,969	13.4
Total non-U.S. securities	$5,040,507	95.3%
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Notes to Financial Statements (Unaudited) (continued)
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,078,059,021	$ —	$ —	$3,078,059,021
Short-Term Investments:
Repurchase Agreements	—	29,553,753	—	29,553,753
Total	$3,078,059,021	$29,553,753	$ —	$3,107,612,774

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$15,031,673	$9,052,364**	$ —	$24,084,037
Short-Term Investments:
Repurchase Agreements	—	231,290	—	231,290
Total	$15,031,673	$9,283,654	$ —	$24,315,327

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$348,546	$4,799,865**	$ —	$5,148,411
Short-Term Investments:
Repurchase Agreements	—	125,983	—	125,983
Total	$348,546	$4,925,848	$ —	$5,274,394

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Notes to Financial Statements (Unaudited) (continued)
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$29,553,753	$(29,553,753)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	231,290	(231,290)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	125,983	(125,983)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$457,762,765	$4,385,453	$661,042
Sales	667,539,433	3,321,049	702,320
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/20		Year Ended 7/31/19
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$ —	618,889	$ 25,903,284
Class C	—	—	396,600	16,572,864
Class R3	—	—	—	—
Class R6	—	—	385,191	16,265,390
Class I	—	—	1,419,272	59,357,862
Class T(1)	—	—	—	—
Shares sold:
Class A	2,172,473	97,412,100	3,998,692	163,105,282
Class A – automatic conversion of Class C Shares	638	29,448	719	29,545
Class C	773,787	34,643,795	1,701,628	69,066,031
Class R3	38,767	1,752,611	96,536	3,972,600
Class R6	331,684	15,090,741	424,838	17,919,329
Class I	4,275,665	192,016,327	12,553,549	509,848,275
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	690,400	30,683,612	494,024	20,222,690
Class C	425,858	18,879,779	386,322	15,838,543
Class R3	22,554	1,010,290	23,337	966,054
Class R6	94,141	4,227,652	105,270	4,349,201
Class I	2,011,725	89,358,521	1,872,421	76,747,461
Class T(1)	—	—	—	—
	10,837,692	485,104,876	24,477,288	1,000,164,411
Shares redeemed:
Class A	(1,343,116)	(60,632,697)	(4,757,091)	(197,216,143)
Class C	(2,018,481)	(90,389,068)	(2,725,414)	(111,941,823)
Class C – automatic conversion to Class A Shares	(637)	(29,448)	(720)	(29,545)
Class R3	(182,766)	(8,325,211)	(212,877)	(8,829,344)
Class R6	(664,191)	(29,879,707)	(609,045)	(26,099,402)
Class I	(8,171,216)	(367,208,051)	(18,897,878)	(790,879,673)
Class T(1)	—	—	(656)	(26,135)
	(12,380,407)	(556,464,182)	(27,203,681)	(1,135,022,065)
Net increase (decrease)	(1,542,715)	$ (71,359,306)	(2,726,393)	$ (134,857,654)

(1)	Class T Shares were not available for public offering.

	Six Months Ended 1/31/20		Year Ended 7/31/19
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	77,124	$ 2,164,151	65,001	$ 1,714,392
Class A – automatic conversion of Class C Shares	—	—	200	5,574
Class C	3,912	109,863	10,957	294,620
Class R3	294	7,987	243	6,736
Class I	56,481	1,617,344	183,658	4,951,148
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,229	121,645	14,094	357,412
Class C	1,092	31,382	3,933	98,315
Class R3	27	794	69	1,746
Class I	7,327	210,325	16,338	414,465
	150,486	4,263,491	294,493	7,844,408
Shares redeemed:
Class A	(89,226)	(2,511,947)	(128,695)	(3,392,484)
Class C	(7,184)	(200,230)	(38,574)	(1,022,197)
Class C – automatic conversion to Class A Shares	—	—	(201)	(5,574)
Class R3	(14)	(397)	(28)	(745)
Class I	(43,295)	(1,218,156)	(96,509)	(2,517,670)
	(139,719)	(3,930,730)	(264,007)	(6,938,670)
Net increase (decrease)	10,767	$ 332,761	30,486	$ 905,738

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 1/31/20		Year Ended 7/31/19
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,454	$ 200,045	40,038	$ 1,010,746
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	9,680	251,980	173,348	4,501,944
Shares issued to shareholders due to reinvestment of distributions:
Class A	455	11,933	3,614	94,617
Class C	42	1,086	481	12,505
Class R3	—	—	17	454
Class I	251	6,613	2,561	66,920
	17,882	471,657	220,059	5,687,186
Shares redeemed:
Class A	(18,187)	(470,441)	(18,263)	(469,306)
Class C	(611)	(16,805)	(5,874)	(149,474)
Class R3	—	—	(1,341)	(34,984)
Class I	(1,604)	(42,350)	(185,347)	(4,990,163)
	(20,402)	(529,596)	(210,825)	(5,643,927)
Net increase (decrease)	(2,520)	$ (57,939)	9,234	$ 43,259
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of January 31, 2020.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$1,893,397,718	$18,690,204	$4,191,314
Gross unrealized:
Appreciation	$1,230,797,939	$ 6,017,146	$1,259,874
Depreciation	(16,582,883)	(392,023)	(176,794)
Net unrealized appreciation (depreciation) of investments	$1,214,215,056	$ 5,625,123	$1,083,080
Permanent differences, primarily due to tax equalization, foreign currency transactions, distribution reallocations, reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2019, the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 6,442,474	$ 1,550	$ —
Undistributed net long-term capital gains	151,117,617	226,798	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 52,252,095	$541,657	$198,643
Distributions from net long-term capital gains	145,692,362	391,156	—
Return of capital	—	—	29,976

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2019, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$ —
Long-term	298,388
Total	$298,388
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
Santa Barbara International Dividend Growth
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	15,730

[2]	Capital losses incurred from November 1, 2018 through July 31, 2019, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2019 through July 31, 2019 and specified losses incurred from November 1, 2018 through July 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Santa Barbara Dividend Growth	0.1563%
Santa Barbara Global Dividend Growth	0.1556%
Santa Barbara International Dividend Growth	0.1556%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2021	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2021	N/A
N/A - Not Applicable

Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$494,488	$3,594	$797
Paid to financial intermediaries	446,691	3,141	764
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$289,313	$686	$547
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$263,536	$1,212	$323
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$16,028	$500	$ —
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500

Notes to Financial Statements (Unaudited) (continued)
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Other Matters
The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East, 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-SBGDG-0120P1108031-INV-B-03/21

Mutual Funds
31 January
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth ESG Fund (formerly known as Nuveen Winslow Large-Cap Growth Fund)	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 24, 2020

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth ESG Fund (formerly Nuveen Winslow Large-Cap Growth Fund)
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
The Nuveen Winslow Large-Cap Growth ESG Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, Patrick M. Burton, CFA and Stephan C. Petersen.
Effective February 3, 2020 (subsequent to the close of the reporting period), the name of the "Nuveen Winslow Large Cap Growth Fund" was changed to the "Nuveen Winslow Large-Cap Growth ESG Fund". In addition, Stephan C. Petersen was named as a portfolio manager of the Fund. The Fund’s sub-adviser Winslow Capital will incorporate into its existing fundamental, bottom-up investment selection process an evaluation of a company’s performance among certain Environmental, Social and Governance (“ESG”) factors. Based on data provided by independent ESG research vendors, the Winslow Capital will seek to identify companies that demonstrate sustainable leadership in ESG factor performance relative to their peers. Relative ESG factor performance will be weighed along with a company’s potential for above-average futures earnings growth in constructing the Fund’s portfolio and in executing Winslow Capital’s sell discipline.
Here they discuss their management strategies and the performance of the Funds during the six-month reporting period ended January 31, 2020.
Nuveen Winslow International Small Cap Fund
How did the Fund perform during the six-month reporting period ended January 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Small Cap Fund six-month, one-year and since inception periods ended January 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the six-month reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index, but outperformed the Lipper classification Average.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World Ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The index currently is rebalanced semi-annually in May and November of each year. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
We apply an optimal blend of research within a disciplined investment process to add value primarily through stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
During the reporting period, the market rallied strongly in anticipation of global economic recovery, only to be stalled by the COVID-19 coronavirus outbreak. Regionally, stock selection within Asia Pacific/Ex Japan more than offset a drag from an overweight to the underperforming region. The Fund benefited from an overweight to the United Kingdom (UK) as well as stock selection during the finalizing of the Brexit process. Stock selection in the consumer discretionary and health care sectors also contributed positively during the reporting period, while the Industrials sector proved more challenging. The Fund also benefited from an underweight in the materials sector.
Several individual positions contributed to performance. Consumer discretionary holding Tokmanni Group Corp, a discount retailer in Finland, contributed to performance as comparable store sales growth increased as a result of a remodeling and re-merchandising effort. Consumer discretionary holding D’Ieteren SA, a Belgian-based holding company engaged in automobile distribution and vehicle glass repair and replacement performed well during the reporting period due to strong performance in their auto services group and the continuing share buyback program. Lastly, real estate holding Savills PLC, a UK-based real estate management and development company, performed well as the Brexit uncertainty was eliminated with the finalizing of the timeline. We continue to hold the positions.
Several individual holdings detracted from performance, including Persol Holdings Co Ltd, a temporary staffing and recruiting business based in Tokyo. The company did not perform as well as expected during the reporting period as the Japanese economy slowed, resulting in less activity. In addition, consumer staples holding Vitasoy International Holdings Ltd, a beverage company focused on healthy alternatives like soy and tea-based products based in Hong Kong, did not perform as well as expected due to the disruptions and protests in Hong Kong, as well as the slowdown in China. We anticipate the environment to be more attractive in 2020. Lastly, energy holding Saras SpA, an oil refining company in Italy, did not perform as well as expected despite rising clean fuel requirements as a result of the new maritime International Marine Organization (IMO) 2020 Guidelines, which increases demand for diesel fuel. We anticipate the new regulations to drive better results for the company. We continue to hold the positions.
Nuveen Winslow Large-Cap Growth ESG Fund (formerly Nuveen Winslow Large-Cap Growth Fund)
How did the Fund perform during the six-month reporting period ended January 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Nuveen Winslow Large-Cap Growth ESG Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at NAV. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
6

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.
Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the sub-adviser.
The Fund’s underperformance during the reporting period was primarily driven by stock selection in the information technology and health care sectors. Particularly, the portfolio’s underweight position in Apple Inc represented a key challenge during the reporting period. Positively contributing to performance during the reporting period was our overweight position in the information technology sector and stock selection in the financials and materials sectors.
Several individual positions contributed to performance including the information technology holding salesforce.com Inc. The software giant and clear leader in the customer relationship management (CRM) market, is growing market share in sales, services and marketing cloud opportunities. The company demonstrated strong growth in new bookings and substantial upside in free cash flow. In addition, information technology holding Adobe Inc, a diversified software company, has transformed their business to primarily a software as a service (SaaS) model and is a market leader levered to major technology themes such as the digitization of content, shift to mobile and online video expansion. Shares outperformed on better than expected results and improved revenue guidance. Lastly, Moody's Corp, the financial services company and credit rating agency, is a growing business benefiting from economies of scale, concentrated pricing power and network effects. Increased economic certainty and lower interest rate spreads were the primary drivers of strong performance. We continue to hold the positions.
Several individual positions detracted from performance. Information technology holding Apple Inc, detracted during the reporting period and was emblematic of the recent environment as their price/earnings multiple increased nearly 80% in 2019. Entering 2019 our research pointed to weak iPhone unit sales and estimate cuts, which proved correct and earnings per share estimates declined. With expectations appropriately reset, we purchased Apple as we modeled wearables and services accelerating sales growth and share repurchases facilitating earnings per share growth in the low double digits for the next several years. We continue to own the stock and remain modestly underweight. In addition, health care sector holding, Exact Sciences Corp, a biotech company detracted from performance. The company is displacing the current standard screening test for colorectal cancer with its noninvasive Cologuard test. The stock detracted from performance due to the announced acquisition of Genomic Health, Inc., however, we continue to hold the stock as we are optimistic about the combination long-term and continue to model tremendous growth. Lastly, information technology holding PagSeguro Digital Ltd., the Brazilian payment processor, detracted from performance during the reporting period. We eliminated the position as our research concluded increased investments by the company would dampen earnings growth in 2020.
An Update on COVID-19 Coronavirus
The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
7

Portfolio Managers’ Comments (continued)
Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.
8

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large Cap Growth ESG Fund (formerly Nuveen Winslow Large-Cap Growth Fund)
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Because the Fund’s Environmental Social Governance (ESG) investment strategy may exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use an ESG investment strategy. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management and growth stock risks, are described in detail in the Fund’s prospectus.
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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/18/17	7.56%	13.85%	4.80%	1.73%	1.20%
Class A Shares at maximum Offering Price	12/18/17	1.38%	7.30%	1.92%	-	-
MSCI World ex USA Small Cap Index	-	8.37%	12.26%	0.93%	-	-
Lipper International Small/Mid-Cap Classification Average	-	7.43%	12.87%	0.66%	-	-
Class C Shares	12/18/17	7.18%	12.97%	4.00%	2.49%	1.95%
Class R6 Shares	12/18/17	7.72%	14.12%	5.06%	1.45%	0.92%
Class I Shares	12/18/17	7.66%	14.11%	5.03%	1.48%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
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Nuveen Winslow Large-Cap Growth ESG Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
Average Annual Total Returns as of January 31, 2020
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/15/09	8.66%	23.70%	14.30%	14.88%	1.16%	0.98%
Class A Shares at maximum Offering Price	5/15/09	2.41%	16.58%	12.96%	14.20%	-	-
Russell 1000® Growth Index	-	12.24%	27.94%	15.49%	15.99%	-	-
Lipper Large-Cap Growth Funds Classification Average	-	10.33%	24.89%	13.93%	14.57%	-	-
Class C Shares	5/15/09	8.22%	22.72%	13.45%	14.02%	1.90%	1.73%
Class R3 Shares	5/15/09	8.51%	23.35%	14.02%	14.59%	1.41%	1.23%
Class I Shares	5/15/09	8.78%	23.98%	14.59%	15.16%	0.91%	0.73%

	Total Returns as of January 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	3/25/13	8.92%	24.20%	14.79%	16.00%	0.74%	0.57%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
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Holding Summaries    as of January 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Repurchase Agreements	5.0%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nihon Unisys Ltd	2.1%
Altium Ltd	2.1%
D'ieteren SA/NV	2.0%
Savills PLC	2.0%
Bilia AB	2.0%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	8.9%
Machinery	5.7%
Trading Companies & Distributors	5.2%
Real Estate Management & Development	4.8%
Electronic Equipment, Instruments & Components	4.4%
Health Care Equipment & Supplies	3.8%
IT Services	3.8%
Household Durables	3.6%
Insurance	3.5%
Beverages	3.4%
Distributors	3.2%
Diversified Financial Services	3.0%
Specialty Retail	2.9%
Pharmaceuticals	2.7%
Metals & Mining	2.7%
Banks	2.7%
Oil, Gas & Consumable Fuels	2.3%
Software	2.1%
Food Products	2.1%
Multiline Retail	1.9%
Independent Power & Renewable Electricity Producers	1.7%
Interactive Media & Services	1.7%
Chemicals	1.7%
Other	19.4%
Repurchase Agreements	5.0%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	26.4%
United Kingdom	18.5%
Canada	8.1%
Australia	5.7%
Italy	5.1%
United States	5.1%
Sweden	4.8%
Germany	4.0%
Finland	3.6%
Denmark	3.2%
Other	17.7%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%
1	Includes 1.3% (as a percentage of net assets) in emerging market countries.
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Nuveen Winslow Large-Cap Growth ESG Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	19.6%
IT Services	15.8%
Interactive Media & Services	10.5%
Internet & Direct Marketing Retail	8.7%
Technology Hardware, Storage & Peripherals	5.9%
Textiles, Apparel & Luxury Goods	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Biotechnology	3.3%
Pharmaceuticals	2.9%
Health Care Equipment & Supplies	2.7%
Specialty Retail	2.3%
Other	19.8%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	8.3%
Amazon.com Inc	6.8%
Apple Inc	5.9%
Visa Inc	4.9%
Facebook Inc	4.5%
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Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2020.
The beginning of the period is August 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,075.60	$1,071.80	$1,077.20	$1,076.60
Expenses Incurred During the Period	$ 6.26	$ 10.16	$ 4.75	$ 4.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.33	$1,020.56	$1,020.36
Expenses Incurred During the Period	$ 6.09	$ 9.88	$ 4.62	$ 4.82
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.91%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
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Nuveen Winslow Large-Cap Growth ESG Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,086.60	$1,082.20	$1,085.10	$1,089.20	$1,087.80
Expenses Incurred During the Period	$ 5.14	$ 9.05	$ 6.45	$ 2.68	$ 3.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.21	$1,016.44	$1,018.95	$1,022.57	$1,021.47
Expenses Incurred During the Period	$ 4.98	$ 8.77	$ 6.24	$ 2.59	$ 3.71
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.51% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
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Nuveen Winslow International Small Cap Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 1.5%
23,750	CAE Inc	$ 704,388
	Banks – 2.7%
23,100	Fukuoka Financial Group Inc, (2)	400,308
195,737	Israel Discount Bank Ltd, (2)	887,791
	Total Banks	1,288,099
	Beverages – 3.4%
63,419	Britvic PLC, (2)	773,802
9,102	Royal Unibrew A/S, (2)	865,311
	Total Beverages	1,639,113
	Building Products – 1.5%
292,365	GWA Group Ltd, (2)	694,409
	Capital Markets – 1.4%
7,643	Euronext NV,144A, (2)	662,517
	Chemicals – 1.7%
52,000	Kemira OYJ	786,627
	Commercial Services & Supplies – 1.1%
18,765	Intrum AB, (2)	519,899
	Construction Materials – 1.0%
18,400	Taiheiyo Cement Corp, (2)	495,233
	Distributors – 3.2%
15,030	D'ieteren SA/NV	970,137
12,250	Paltac Corporation, (2)	573,208
	Total Distributors	1,543,345
	Diversified Financial Services – 3.0%
116,300	Mitsubishi UFJ Lease & Finance Co Ltd, (2)	728,457
15,800	Zenkoku Hosho Co Ltd, (2)	675,983
	Total Diversified Financial Services	1,404,440
	Electronic Equipment, Instruments & Components – 4.4%
35,400	Anritsu Corp, (2)	680,700
26,426	Halma PLC, (2)	733,492
18,950	Spectris PLC, (2)	659,839
	Total Electronic Equipment, Instruments & Components	2,074,031
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Shares	Description (1)	Value
	Energy Equipment & Services – 1.1%
125,420	Saipem SpA, (2), (3)	$ 519,945
	Equity Real Estate Investment Trust – 8.9%
35,800	alstria office REIT-AG, (2)	710,236
20,800	Canadian Apartment Properties REIT	889,587
783	Japan Hotel REIT Investment Corp	528,239
537,500	Mapletree Logistics Trust	724,754
80,000	Safestore Holdings PLC	850,402
301,150	Viva Energy REIT, (2)	555,597
	Total Equity Real Estate Investment Trust	4,258,815
	Food Products – 2.1%
20,100	Fuji Oil Holdings Inc, (2)	520,960
128,300	Vitasoy International Holdings Ltd, (2)	462,455
	Total Food Products	983,415
	Health Care Equipment & Supplies – 3.8%
6,081	DiaSorin SpA, (2)	747,640
40,259	Fisher & Paykel Healthcare Corp Ltd, (2)	602,224
15,450	Nihon Kohden Corp, (2)	452,815
	Total Health Care Equipment & Supplies	1,802,679
	Health Care Providers & Services – 1.6%
16,600	Ship Healthcare Holdings Inc, (2)	744,288
	Hotels, Restaurants & Leisure – 1.0%
53,580	SSP Group Plc, (2)	454,745
	Household Durables – 3.6%
53,200	Haseko Corp, (2)	693,619
13,896	Kaufman & Broad SA	589,638
32,100	Sumitomo Forestry Co Ltd, (2)	445,742
	Total Household Durables	1,728,999
	Independent Power & Renewable Electricity Producers – 1.7%
29,300	Capital Power Corp	801,687
	Industrial Conglomerates – 1.4%
6,199	Rheinmetall AG, (2)	662,955
	Insurance – 3.5%
77,800	Beazley PLC, (2)	555,235
13,709	Topdanmark A/S	647,820
47,170	UNIQA Insurance Group AG, (2)	446,083
	Total Insurance	1,649,138
	Interactive Media & Services – 1.7%
92,220	Rightmove PLC, (2)	799,228
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Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	IT Services – 3.8%
34,300	DTS Corp, (2)	$794,938
32,900	Nihon Unisys Ltd, (2)	1,003,276
	Total IT Services	1,798,214
	Machinery – 5.7%
8,400	Daifuku Co Ltd, (2)	505,771
3,780	Kardex AG, (2)	644,438
15,400	METAWATER Co Ltd, (2)	592,551
5,152	Spirax-Sarco Engineering PLC, (2)	605,231
45,000	Tadano Ltd, (2)	379,386
	Total Machinery	2,727,377
	Marine – 1.4%
56,700	Seaspan Corp	684,369
	Metals & Mining – 2.7%
6,150	Kirkland Lake Gold Ltd	252,199
297,000	Nippon Light Metal Holdings Co Ltd, (2)	566,690
252,300	St Barbara Ltd, (2)	470,306
	Total Metals & Mining	1,289,195
	Multiline Retail – 1.9%
63,275	Tokmanni Group Corp	917,890
	Oil, Gas & Consumable Fuels – 2.3%
5,856	Gaztransport Et Technigaz SA, (2)	591,948
384,641	Saras SpA, (2)	516,134
	Total Oil, Gas & Consumable Fuels	1,108,082
	Pharmaceuticals – 2.7%
17,102	Dechra Pharmaceuticals PLC, (2)	640,836
15,387	Recordati SpA, (2)	658,419
	Total Pharmaceuticals	1,299,255
	Professional Services – 1.3%
35,950	Persol Holdings Co Ltd, (2)	642,720
	Real Estate Management & Development – 4.8%
34,876	Castellum AB	857,146
57,048	Savills PLC	937,129
19,424	TAG Immobilien AG, (2)	511,933
	Total Real Estate Management & Development	2,306,208
	Road & Rail – 1.3%
12,900	Sankyu Inc, (2)	636,049
	Semiconductors & Semiconductor Equipment – 1.2%
25,100	Tower Semiconductor Ltd, (3)	556,718
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Shares	Description (1)	Value
	Software – 2.1%
38,201	Altium Ltd, (2)	$ 996,919
	Specialty Retail – 2.9%
84,425	Bilia AB	928,711
14,395	WH Smith PLC, (2)	453,481
	Total Specialty Retail	1,382,192
	Thrifts & Mortgage Finance – 1.3%
106,990	OneSavings Bank PLC	602,702
	Trading Companies & Distributors – 5.2%
82,965	Howden Joinery Group PLC, (2)	752,650
18,500	Nishio Rent All Co Ltd, (2)	497,057
30,000	Russel Metals Inc	486,928
14,200	Toromont Industries Ltd	731,245
	Total Trading Companies & Distributors	2,467,880
	Transportation Infrastructure – 1.3%
700,000	Yuexiu Transport Infrastructure Ltd, (2)	609,610
	Total Long-Term Investments (cost $41,731,914)	46,243,375

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.0%
	REPURCHASE AGREEMENTS – 5.0%
$ 2,401	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $2,401,449, collateralized by $2,290,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $2,449,881	0.650%	1/01/20	$ 2,401,319
	Total Short-Term Investments (cost $2,401,319)			2,401,319
	Total Investments (cost $44,133,233) – 102.2%			48,644,694
	Other Assets Less Liabilities – (2.2)%			(1,068,787)
	Net Assets – 100%			$ 47,575,907
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
21

Nuveen Winslow Large-Cap Growth ESG Fund
(formerly known as Nuveen Winslow Large-Cap Growth Fund)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 1.0%
47,300	United Technologies Corp	$ 7,104,460
	Automobiles – 1.7%
71,950	Ferrari NV	12,146,599
	Biotechnology – 3.3%
55,950	Amgen Inc.	12,087,997
27,500	BioMarin Pharmaceutical Inc, (2)	2,296,250
99,350	Exact Sciences Corp, (2)	9,267,368
	Total Biotechnology	23,651,615
	Capital Markets – 1.9%
51,950	Moody's Corp	13,340,240
	Chemicals – 2.1%
34,250	Linde PLC	6,957,203
14,090	Sherwin-Williams Co	7,847,989
	Total Chemicals	14,805,192
	Entertainment – 0.7%
38,100	Walt Disney Co	5,269,611
	Equity Real Estate Investment Trust – 1.4%
17,210	Equinix Inc.	10,149,253
	Food & Staples Retailing – 0.9%
21,000	Costco Wholesale Corp	6,415,920
	Health Care Equipment & Supplies – 2.7%
125,150	Abbott Laboratories	10,905,571
5,700	Align Technology Inc., (2)	1,469,042
175,000	Boston Scientific Corp, (2)	7,327,250
	Total Health Care Equipment & Supplies	19,701,863
	Health Care Providers & Services – 2.2%
58,950	UnitedHealth Group Inc	16,060,927
	Health Care Technology – 1.1%
51,550	Veeva Systems Inc, (2)	7,557,746
	Hotels, Restaurants & Leisure – 0.9%
194,800	Luckin Coffee Inc, ADR, (2)	6,329,052
22

Shares	Description (1)	Value
	Industrial Conglomerates – 0.8%
38,100	3M Co	$ 6,044,946
	Interactive Media & Services – 10.5%
14,860	Alphabet Inc., Class A, (2)	21,291,111
15,090	Alphabet Inc., Class C , (2)	21,642,530
159,500	Facebook Inc, (2)	32,204,645
	Total Interactive Media & Services	75,138,286
	Internet & Direct Marketing Retail – 8.7%
68,000	Alibaba Group Holding Ltd, Sponsored ADR, (2)	14,048,120
24,180	Amazon.com Inc, (2)	48,570,850
	Total Internet & Direct Marketing Retail	62,618,970
	IT Services – 15.8%
58,550	Automatic Data Processing Inc.	10,034,884
131,250	Fiserv Inc, (2)	15,567,562
138,950	GoDaddy Inc, (2)	9,338,830
81,050	Mastercard Inc., Class A	25,606,937
136,450	PayPal Holdings Inc, (2)	15,540,290
177,200	Visa Inc., Class A	35,257,484
11,650	Wix.com Ltd, (2)	1,662,339
	Total IT Services	113,008,326
	Life Sciences Tools & Services – 1.4%
32,650	Thermo Fisher Scientific Inc.	10,225,654
	Machinery – 1.2%
118,250	Fortive Corp	8,860,473
	Pharmaceuticals – 2.9%
208,100	AstraZeneca PLC, Sponsored ADR	10,134,470
81,700	Zoetis Inc	10,964,957
	Total Pharmaceuticals	21,099,427
	Professional Services – 1.3%
14,340	CoStar Group Inc, (2)	9,363,877
	Road & Rail – 1.2%
46,700	Union Pacific Corp	8,378,914
	Semiconductors & Semiconductor Equipment – 3.8%
102,740	Microchip Technology Inc	10,015,095
50,550	NVIDIA Corp	11,951,537
44,100	Texas Instruments Inc.	5,320,665
	Total Semiconductors & Semiconductor Equipment	27,287,297
	Software – 19.6%
69,350	Adobe Inc., (2)	24,351,559
23

Nuveen Winslow Large-Cap Growth ESG Fund (continued)
(formerly known as Nuveen Winslow Large-Cap Growth Fund)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Software (continued)
63,300	Intuit Inc.	$17,748,054
350,050	Microsoft Corp	59,589,011
166,600	salesforce.com Inc., (2)	30,372,846
45,000	Workday Inc, (2)	8,308,350
	Total Software	140,369,820
	Specialty Retail – 2.3%
144,200	Lowe's Cos Inc.	16,761,808
	Technology Hardware, Storage & Peripherals – 5.9%
135,700	Apple Inc	42,000,507
	Textiles, Apparel & Luxury Goods – 4.1%
196,000	NIKE Inc., Class B	18,874,800
130,700	VF Corp	10,844,179
	Total Textiles, Apparel & Luxury Goods	29,718,979
	Total Long-Term Investments (cost $389,147,449)	713,409,762

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%
	REPURCHASE AGREEMENTS – 1.0%
$ 7,114	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $7,114,563, collateralized by $6,785,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $7,258,708	0.650%	2/03/20	$ 7,114,178
	Total Short-Term Investments (cost $7,114,178)			7,114,178
	Total Investments (cost $396,261,627) – 100.4%			720,523,940
	Other Assets Less Liabilities – (0.4)%			(3,075,172)
	Net Assets – 100%			$ 717,448,768
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
24

Statement of Assets and Liabilities
January 31, 2020
(Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Assets
Long-term investments, at value (cost $41,731,914 and $389,147,449, respectively)	$46,243,375	$713,409,762
Short-term investments, at value (cost approximates value)	2,401,319	7,114,178
Cash denominated in foreign currencies (cost $8,943 and $—, respectively)	8,915	—
Receivable for:
Dividends	58,257	213,897
Interest	43	128
Investments sold	—	739,122
Reclaims	18,241	—
Shares sold	—	33,092,599
Other assets	13,061	110,141
Total assets	48,743,211	754,679,827
Liabilities
Payable for:
Investments purchased - regular settlement	1,103,509	2,646,182
Shares redeemed	—	33,742,449
Accrued expenses:
Management fees	24,432	288,942
Trustees fees	84	81,013
12b-1 distribution and service fees	128	8,847
Other	39,151	463,626
Total liabilities	1,167,304	37,231,059
Net assets	$47,575,907	$717,448,768

See accompanying notes to financial statements.
25

Statement of Assets and Liabilities (Unaudited) (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Class A Shares
Net assets	$ 474,080	$ 24,805,511
Shares outstanding	21,962	623,109
Net asset value ("NAV") per share	$ 21.59	$ 39.81
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 22.91	$ 42.24
Class C Shares
Net assets	$ 26,810	$ 4,069,966
Shares outstanding	1,250	120,626
NAV and offering price per share	$ 21.45	$ 33.74
Class R3 Shares
Net assets	$ —	$ 402,945
Shares outstanding	—	10,662
NAV and offering price per share	$ —	$ 37.79
Class R6 Shares
Net assets	$34,362,855	$ 78,578,287
Shares outstanding	1,591,414	1,861,971
NAV and offering price per share	$ 21.59	$ 42.20
Class I Shares
Net assets	$12,712,162	$609,592,059
Shares outstanding	588,960	14,687,387
NAV and offering price per share	$ 21.58	$ 41.50
Fund level net assets consist of:
Capital paid-in	$44,662,082	$379,977,094
Total distributable earnings	2,913,825	337,471,674
Fund level net assets	$47,575,907	$717,448,768
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
26

Statement of Operations
Six Months Ended January 31, 2020
(Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Investment Income
Dividends	$ 427,943	$ 2,767,509
Foreign tax withheld on dividend income	(43,814)	—
Total investment income	384,129	2,767,509
Expenses
Management fees	194,657	2,509,328
12b-1 service fees - Class A Shares	588	27,458
12b-1 distibution and service fees - Class C Shares	131	18,546
12b-1 distibution and service fees - Class R3 Shares	—	994
Shareholder servicing agent fees	3,126	704,655
Custodian fees	37,171	50,506
Professional fees	10,567	34,974
Trustees fees	614	10,012
Shareholder reporting expenses	2,870	31,209
Federal and state registration fees	33,305	49,633
Other	2,086	10,286
Total expenses before fee waiver/expense reimbursement	285,115	3,447,601
Fee waiver/expense reimbursement	(75,886)	(826,402)
Net expenses	209,229	2,621,199
Net investment income (loss)	174,900	146,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(395,716)	30,485,299
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,585,808	31,334,110
Net realized and unrealized gain (loss)	3,190,092	61,819,409
Net increase (decrease) in net assets from operations	$3,364,992	$61,965,719
See accompanying notes to financial statements.
27

Statement of Changes in Net Assets
(Unaudited)
	Winslow International Small Cap		Winslow Large-Cap Growth ESG
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 174,900	$ 736,769	$ 146,310	$ 450,171
Net realized gain (loss) from investments and foreign currency	(395,716)	(799,708)	30,485,299	58,725,193
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,585,808	959,770	31,334,110	10,916,331
Net increase (decrease) in net assets from operations	3,364,992	896,831	61,965,719	70,091,695
Distributions to Shareholders
Dividends:
Class A Shares	(10,039)	(1,031)	(1,890,108)	(2,621,671)
Class C Shares	(364)	—	(376,254)	(327,902)
Class R3 Shares	—	—	(34,223)	(76,986)
Class R6 Shares	(796,514)	(159,677)	(7,434,275)	(13,388,301)
Class I Shares	(265,418)	(34,810)	(51,356,225)	(72,679,657)
Decrease in net assets from distributions to shareholders	(1,072,335)	(195,518)	(61,091,085)	(89,094,517)
Fund Share Transactions
Proceeds from sale of shares	1,659,392	36,918,123	84,335,744	218,329,035
Proceeds from shares issued to shareholders due to reinvestment of distributions	284,669	32,533	60,079,317	86,985,819
	1,944,061	36,950,656	144,415,061	305,314,854
Cost of shares redeemed	(345,926)	(1,437,248)	(163,862,017)	(257,909,671)
Net increase (decrease) in net assets from Fund share transactions	1,598,135	35,513,408	(19,446,956)	47,405,183
Net increase (decrease) in net assets	3,890,792	36,214,721	(18,572,322)	28,402,361
Net assets at the beginning of period	43,685,115	7,470,394	736,021,090	707,618,729
Net assets at the end of period	$47,575,907	$43,685,115	$ 717,448,768	$ 736,021,090
See accompanying notes to financial statements.
28

THIS PAGE INTENTIONALLY LEFT BLANK
29

Financial Highlights
(Unaudited)
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2020(e)	$20.48	$ 0.05	$ 1.51	$1.56	$(0.45)	$ —	$(0.45)	$21.59
2019	20.17	0.34	0.02	0.36	(0.05)	—	(0.05)	20.48
2018(f)	20.00	0.23	(0.06)	0.17	—	—	—	20.17
Class C (12/17)
2020(e)	20.28	(0.03)	1.49	1.46	(0.29)	—	(0.29)	21.45
2019	20.07	0.17	0.04	0.21	—	—	—	20.28
2018(f)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2020(e)	20.50	0.08	1.51	1.59	(0.50)	—	(0.50)	21.59
2019	20.20	0.41	(0.01)	0.40	(0.10)	—	(0.10)	20.50
2018(f)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2020(e)	20.50	0.08	1.50	1.58	(0.50)	—	(0.50)	21.58
2019	20.20	0.42	(0.02)	0.40	(0.10)	—	(0.10)	20.50
2018(f)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.56%	$ 474	1.53%*	0.16%*	1.20%*	0.49%*	14%
1.83	471	1.73	1.18	1.20	1.72	26
0.85	234	4.49*	(1.47)*	1.20*	1.82*	44

7.18	27	2.28*	(0.59)*	1.95*	(0.26)*	14
1.05	25	2.49	0.35	1.95	0.88	26
0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

7.72	34,363	1.24*	0.45*	0.91*	0.78*	14
2.07	32,539	1.45	1.58	0.92	2.11	26
1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

7.66	12,712	1.28*	0.41*	0.95*	0.74*	14
2.07	10,649	1.48	1.61	0.95	2.14	26
1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
(f)	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
31

Financial Highlights (Unaudited) (continued)
Winslow Large-Cap Growth ESG
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2020(e)	$39.94	$(0.05)	$ 3.43	$ 3.38	$ —	$(3.51)	$(3.51)	$39.81
2019	43.15	(0.08)	3.11	3.03	—	(6.24)	(6.24)	39.94
2018	40.73	(0.10)	9.57	9.47	—	(7.05)	(7.05)	43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
Class C (05/09)
2020(e)	34.50	(0.17)	2.92	2.75	—	(3.51)	(3.51)	33.74
2019	38.48	(0.32)	2.58	2.26	—	(6.24)	(6.24)	34.50
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
Class R3 (05/09)
2020(e)	38.14	(0.08)	3.24	3.16	—	(3.51)	(3.51)	37.79
2019	41.61	(0.17)	2.94	2.77	—	(6.24)	(6.24)	38.14
2018	39.60	(0.20)	9.26	9.06	—	(7.05)	(7.05)	41.61
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
Class R6 (03/13)
2020(e)	42.14	0.06	3.62	3.68	(0.11)	(3.51)	(3.62)	42.20
2019	45.00	0.09	3.31	3.40	(0.02)	(6.24)	(6.26)	42.14
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	( —)***	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
Class I (05/09)
2020(e)	41.48	0.01	3.55	3.56	(0.03)	(3.51)	(3.54)	41.50
2019	44.47	0.02	3.25	3.27	(0.02)	(6.24)	(6.26)	41.48
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	( —)***	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.66%	$ 24,806	1.20%**	(0.46)%**	0.98%**	(0.23)%**	20%
10.59	20,564	1.16	(0.37)	0.98	(0.19)	70
25.97	17,709	1.18	(0.44)	0.98	(0.24)	56
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88
18.11	30,763	1.16	(0.38)	1.01	(0.24)	64

8.22	4,070	1.95**	(1.21)**	1.73**	(0.98)**	20
9.78	3,256	1.90	(1.14)	1.73	(0.96)	70
25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88
17.22	2,222	1.90	(1.13)	1.76	(0.99)	64

8.51	403	1.45**	(0.66)**	1.23**	(0.43)**	20
10.33	600	1.41	(0.62)	1.23	(0.44)	70
25.62	510	1.43	(0.69)	1.23	(0.49)	56
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88
17.79	2,626	1.40	(0.64)	1.26	(0.49)	64

8.92	78,578	0.73**	0.05**	0.51**	0.27**	20
11.07	97,922	0.74	0.03	0.57	0.21	70
26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88
18.59	53,851	0.74	0.02	0.59	0.17	64

8.78	609,592	0.95**	(0.20)**	0.73**	0.02**	20
10.88	613,680	0.91	(0.12)	0.73	0.06	70
26.27	606,814	0.93	(0.19)	0.73	—****	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88
18.39	1,090,885	0.91	(0.14)	0.76	0.01	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Rounds to more than $(.01) per share.
****	Rounds to less than 0.01%.
See accompanying notes to financial statements.
33

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth Fund ("Winslow Large-Cap Growth") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the
34

difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$12,557,990	26.4%
United Kingdom	8,818,772	18.5
Canada	3,866,034	8.1
Australia	2,717,231	5.7
Italy	2,442,138	5.1
Sweden	2,305,756	4.8
Germany	1,885,124	4.0
Finland	1,704,517	3.6
Denmark	1,513,131	3.2
Other	8,432,682	17.7
Total non-U.S. securities	$46,243,375	97.1%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
35

Notes to Financial Statements (Unaudited) (continued)
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
36

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$14,448,316	$31,795,059**	$ —	$46,243,375
Short-Term Investments:
Repurchase Agreements	—	2,401,319	—	2,401,319
Total	$14,448,316	$34,196,378	$ —	$48,644,694

Winslow Large-Cap Growth ESG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$713,409,762	$ —	$ —	$713,409,762
Short-Term Investments*:
Repurchase Agreements	—	7,114,178	—	7,114,178
Total	$713,409,762	$7,114,178	$ —	$720,523,940

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow International Small Cap	Fixed Income Clearing Corporation	$2,401,319	$(2,401,319)	$ —
Winslow Large-Cap Growth	Fixed Income Clearing Corporation	$7,114,178	$(7,114,178)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Purchases	$7,078,995	$143,378,337
Sales	6,284,582	223,615,549
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
37

Notes to Financial Statements (Unaudited) (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/20		Year Ended 7/31/19
Winslow International Small Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,304	$ 27,532	18,644	$ 374,200
Class C	—	—	—	—
Class R6	3,966	85,966	1,484,101	30,207,155
Class I	70,814	1,545,894	329,213	6,336,768
Shares issued to shareholders due to reinvestment of distributions:
Class A	431	9,480	55	967
Class C	—	—	—	—
Class R6	473	10,394	83	1,448
Class I	12,053	264,795	1,716	30,118
	89,041	1,944,061	1,833,812	36,950,656
Shares redeemed:
Class A	(2,778)	(58,756)	(7,293)	(141,620)
Class C	—	—	—	—
Class R6	(5)	(98)	—	—
Class I	(13,435)	(287,072)	(65,664)	(1,295,628)
	(16,218)	(345,926)	(72,957)	(1,437,248)
Net increase (decrease)	72,823	$1,598,135	1,760,855	$35,513,408

38

	Six Months Ended 1/31/20		Year Ended 7/31/19
Winslow Large-Cap Growth ESG	Shares	Amount	Shares	Amount
Shares sold:
Class A	157,115	$ 6,246,312	218,741	$ 8,171,276
Class C	29,648	1,009,985	65,494	2,202,244
Class R3	531	19,674	3,246	117,519
Class R6	959,809	40,424,649	1,144,831	49,725,448
Class I	884,976	36,635,124	4,038,706	158,112,548
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,061	1,122,909	33,352	1,071,279
Class C	11,289	370,046	11,527	321,262
Class R3	933	34,223	2,507	76,986
Class R6	181,143	7,434,275	395,889	13,388,300
Class I	1,268,301	51,117,864	2,164,167	72,127,992
	3,522,806	144,415,061	8,078,460	305,314,854
Shares redeemed:
Class A	(77,877)	(3,128,848)	(147,663)	(5,735,930)
Class C	(14,686)	(501,772)	(20,590)	(675,443)
Class R3	(6,525)	(238,856)	(2,297)	(79,355)
Class R6	(1,602,542)	(66,422,708)	(1,019,940)	(42,679,302)
Class I	(2,259,486)	(93,569,833)	(5,054,788)	(208,739,641)
	(3,961,116)	(163,862,017)	(6,245,278)	(257,909,671)
Net increase (decrease)	(438,310)	$ (19,446,956)	1,833,182	$ 47,405,183
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of January 31, 2020:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Tax cost of investments	$44,330,798	$398,380,826
Gross unrealized:
Appreciation	$ 6,445,046	$327,728,055
Depreciation	(2,131,150)	(5,584,941)
Net unrealized appreciation (depreciation) of investments	$ 4,313,896	$322,143,114
Permanent differences, primarily due to tax equalization, distribution reallocations and foreign currency transactions, resulted in reclassifications among the Funds' components of net assets as of July 31, 2019, the Funds' last tax year end.
39

Notes to Financial Statements (Unaudited) (continued)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' last tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Undistributed net ordinary income[1]	$753,787	$ 97,815
Undistributed net long-term capital gains	—	45,690,221

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$195,518	$ 3,276,244
Distributions from net long-term capital gains	—	85,818,273

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2019, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Winslow International Small Cap
Not subject to expiration:
Short-term	$769,915
Long-term	90,152
Total	$860,067
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
40

The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2020, the complex-level fee rate for each Fund was 0.1556%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2021	1.00%
Winslow Large-Cap Growth	0.77%	July 31, 2021	1.25%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Sales charges collected	$ —	$29,834
Paid to financial intermediaries	—	27,801
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
41

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Commission advances	$ —	$18,000
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
12b-1 fees retained	$130	$5,465
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
CDSC retained	$ —	$299
As of the end of the reporting period, TIAA owned shares of the Fund as follows:
Fund	Winslow International Small Cap
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,569,727
Class I Shares	1,250
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
42

9.  Subsequent Events
Other Matters
The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.
43

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
44

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
45

Notes
46

Notes
47

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-WINSL-0120P1108035-INV-B-03/21

Mutual Funds
31 January
2020
Nuveen Equity Funds
Fund Name
Nuveen Winslow International Large Cap Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 24, 2020

4

Portfolio Managers’
Comments
Nuveen Winslow International Large Cap Fund
The Nuveen Winslow International Large Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
Here they discuss their management strategies and the performance of the Fund during the six-month reporting period ended January 31, 2020.
How did the Fund perform during the six-month reporting period ended January 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Large Cap Fund from its six-month, one-year and since inception periods ended January 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the six-month reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World Index ex USA Index.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of large-capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase, and invests at least 80% of its net assets in securities of non-U.S. companies. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
We seek to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations. In selecting securities, we initially narrow the investable universe using a quantitative screen that evaluates and ranks equity securities within regional peer groups. We conduct a regular review of the remaining securities’ fundamental characteristics, including revenue and earnings growth, positive earnings revisions, earnings consistency, high or improving returns on invested capital and free cash flow, reasonable financial leverage and attractive relative valuation, to further narrow the list of investable securities. Finally, we conduct a qualitative fundamental review of the remaining securities in order to select securities for the Fund’s portfolio.
We generally will sell an equity security for any of the following reasons: the company’s business fundamentals are deteriorating; there has been a decline in investor sentiment; the security has become significantly overvalued; to maintain portfolio construction and risk control guidelines; or to replace the security with that of a company with better performance potential.
During the reporting period, the market rallied strongly in anticipation of global economic recovery, only to be stalled by the COVID-19 coronavirus outbreak. Regionally, stock selection within the Eurozone drove performance while stock selection in Japan proved difficult. The Fund benefited from an underweight to the United Kingdom and an over-allocation to broader Europe. The Fund also benefited from stock selection in the utilities, materials and energy sectors, while stock selection in the health care sector proved more challenging.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Several holdings contributed to performance, including International Consolidated Airlines Group SA, an airline holding company based in Spain, performed well during the reporting period as Brexit uncertainty was removed and a strike was resolved within British Airways, a large brand for the company. We sold the position during the reporting period. In addition, Tokyo Electron Ltd, a semiconductor equipment provider based in Tokyo, performed well as demand for smaller chipsets is driving demand for their products. We continue to hold the position. Lastly, Kingspan Group PLC, a building products company based in Ireland, performed well during the reporting period as Brexit concerns faded and expectations for a recovery in building demand rose with solid company performance. We continue to hold the position.
Several individual holdings detracted from performance. Persol Holdings Co Ltd, a temporary staffing and recruiting business based in Tokyo, did not perform as well as expected during the reporting period as the Japanese economy slowed resulting in less activity. In addition, Treasury Wine Estates Ltd, a global wine producer and distributor based in Australia, did not perform as well as expected due to the unexpected departure of their long-time CEO and some disappointing earnings guidance as a result of increased competition in the United States. Further, the coronavirus in China and wildfires in Australia added to near-term uncertainty, however we anticipate the company’s sales will recover. Lastly, Softbank Group Corp, a holding company in Japan with interests in Alibaba, Softbank Corp, Yahoo Japan and Sprint, did not perform as well as expected during the reporting period as one of the company’s holdings failed a very visible IPO, despite strong performance from many of their larger holdings. We expect the shares to recover based on the value of the underlying holdings in 2020. We continue to hold the positions.
An Update on COVID-19 Coronavirus
The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.
6

Risk Considerations
Nuveen Winslow International Large Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and growth stock risks, are described in detail in the Fund’s prospectus.
7

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8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Large Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/12/18	5.39%	12.45%	15.93%	2.68%	1.15%
Class A Shares at maximum Offering Price	12/12/18	(0.67)%	5.98%	10.06%	-	-
MSCI ACWI ex USA Index	-	6.06%	12.12%	14.16%	-	-
Class C Shares	12/12/18	5.03%	11.62%	15.09%	3.43%	1.90%
Class R6 Shares	12/12/18	5.54%	12.71%	16.22%	2.43%	0.90%
Class I Shares	12/12/18	5.54%	12.71%	16.22%	2.42%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
10

Holding Summaries    as of January 31, 2020
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Large Cap Fund
Fund Allocation (% of net assets)
Common Stocks	97.7%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Constellation Software Inc.	2.5%
Neste Oyj	2.4%
Novartis AG	2.4%
Nestle SA	2.3%
Straumann Holding AG	2.2%

Portfolio Composition (% of net assets)
Banks	9.2%
Insurance	8.7%
Pharmaceuticals	5.7%
Oil, Gas & Consumable Fuels	5.6%
Beverages	5.1%
Software	4.9%
Health Care Equipment & Supplies	4.2%
Multi-Utilities	3.8%
Capital Markets	3.0%
Commercial Services & Supplies	2.9%
Aerospace & Defense	2.6%
Food Products	2.3%
Hotels, Restaurants & Leisure	2.3%
Professional Services	2.2%
Automobiles	2.2%
Leisure Products	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Building Products	2.0%
Construction & Engineering	1.9%
Semiconductors & Semiconductor Equipment	1.9%
Chemicals	1.8%
Metals & Mining	1.8%
Other	19.4%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Country Allocation (% of net assets)
Japan	18.1%
Switzerland	12.7%
United Kingdom	11.8%
Australia	9.1%
France	9.1%
Germany	7.2%
Canada	6.1%
Italy	5.0%
Netherlands	4.3%
Israel	3.6%
Other	13.3%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
11

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2020.
The beginning of the period is August 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Large Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.90	$1,050.26	$1,055.44	$1,055.44
Expenses Incurred During the Period	$ 5.94	$ 9.79	$ 4.65	$ 4.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.61	$1,020.66
Expenses Incurred During the Period	$ 5.84	$ 9.63	$ 4.57	$ 4.52
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, 0.90%, and 0.89% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
12

Nuveen Winslow International Large Cap Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.7%
	COMMON STOCKS – 97.7%
	Aerospace & Defense – 2.6%
9,420	BAE Systems PLC, (2)	$78,308
57	Dassault Aviation SA	69,411
	Total Aerospace & Defense	147,719
	Air Freight & Logistics – 1.3%
2,108	Deutsche Post AG, (2)	73,548
	Airlines – 1.2%
2,450	Japan Airlines Co Ltd, (2)	68,920
	Auto Components – 1.1%
535	Cie Generale des Etablissements Michelin SCA, (2)	62,072
	Automobiles – 2.2%
1,800	Toyota Motor Corp, (2)	125,150
	Banks – 9.2%
10,500	Bank Leumi Le-Israel BM, (2)	75,494
18,500	BOC Hong Kong Holdings Ltd, (2)	61,153
4,340	DBS Group Holdings Ltd, (2)	79,947
3,460	DNB ASA, (2)	60,490
4,950	ING Groep NV, (2)	53,743
105,265	Lloyds Banking Group PLC, (2)	78,584
875	Royal Bank of Canada	69,146
2,780	United Overseas Bank Ltd, (2)	51,853
	Total Banks	530,410
	Beverages – 5.1%
1,095	Coca-Cola European Partners PLC	57,608
1,830	Coca-Cola HBC AG, (2)	67,220
3,200	Kirin Holdings Co Ltd, (2)	70,280
310	Pernod Ricard SA, (2)	53,672
5,160	Treasury Wine Estates Ltd, (2)	44,322
	Total Beverages	293,102
	Building Products – 2.0%
1,860	Kingspan Group PLC	114,797
	Capital Markets – 3.0%
6,155	3i Group PLC, (2)	89,535
13

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Capital Markets (continued)
870	Macquarie Group Ltd, (2)	$ 83,129
	Total Capital Markets	172,664
	Chemicals – 1.8%
588	Sika AG, (2)	105,737
	Commercial Services & Supplies – 2.9%
10,010	Brambles Ltd, (2)	83,608
985	Secom Co Ltd, (2)	86,436
	Total Commercial Services & Supplies	170,044
	Construction & Engineering – 1.9%
950	Eiffage SA, (2)	110,118
	Electric Utilities – 1.5%
10,200	Enel SpA, (2)	88,906
	Equity Real Estate Investment Trust – 1.0%
5,770	Goodman Group, (2)	57,123
	Food & Staples Retailing – 0.9%
2,180	Koninklijke Ahold Delhaize NV, (2)	53,500
	Food Products – 2.3%
1,223	Nestle SA, (2)	134,888
	Gas Utilities – 1.5%
15,800	Snam SpA, (2)	84,683
	Health Care Equipment & Supplies – 4.2%
4,800	Smith & Nephew PLC, (2)	115,492
132	Straumann Holding AG, (2)	125,814
	Total Health Care Equipment & Supplies	241,306
	Health Care Providers & Services – 1.4%
3,995	Sonic Healthcare Ltd, (2)	83,738
	Hotels, Restaurants & Leisure – 2.3%
3,055	Aristocrat Leisure Ltd, (2)	72,859
947	InterContinental Hotels Group PLC, (2)	58,332
	Total Hotels, Restaurants & Leisure	131,191
	Insurance – 8.7%
358	Allianz SE, (2)	85,470
2,725	AXA SA, (2)	72,462
3,875	Manulife Financial Corp	75,486
5,310	Poste Italiane SpA,144A, (2)	60,826
1,400	Sompo Holdings Inc, (2)	52,309
14

Shares	Description (1)	Value
	Insurance (continued)
145	Swiss Life Holding AG, (2)	$72,888
208	Zurich Insurance Group AG, (2)	86,344
	Total Insurance	505,785
	IT Services – 1.0%
775	CGI Inc, (3)	59,340
	Leisure Products – 2.1%
2,100	Bandai Namco Holdings Inc, (2)	122,028
	Life Sciences Tools & Services – 1.3%
180	Lonza Group AG, (2)	73,924
	Machinery – 1.0%
1,660	Mitsubishi Heavy Industries Ltd, (2)	60,552
	Metals & Mining – 1.8%
3,960	BHP Group Ltd, (2)	101,550
	Multi-Utilities – 3.8%
4,110	Engie SA, (2)	70,747
1,782	RWE AG, (2)	61,777
2,910	Veolia Environnement SA, (2)	85,846
	Total Multi-Utilities	218,370
	Oil, Gas & Consumable Fuels – 5.6%
11,530	BP PLC, (2)	69,412
3,530	Neste Oyj	140,468
3,594	Repsol SA, (2)	49,463
2,551	Royal Dutch Shell PLC, (2)	67,032
	Total Oil, Gas & Consumable Fuels	326,375
	Personal Products – 1.1%
1,105	Unilever PLC, (2)	65,915
	Pharmaceuticals – 5.7%
1,438	Novartis AG, (2)	135,845
1,027	Novo Nordisk A/S, (2)	62,515
1,320	Recordati SpA, (2)	56,484
1,300	Shionogi & Co Ltd, (2)	77,316
	Total Pharmaceuticals	332,160
	Professional Services – 2.2%
3,000	Persol Holdings Co Ltd, (2)	53,635
1,005	Wolters Kluwer NV, (2)	75,517
	Total Professional Services	129,152
15

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Real Estate Management & Development – 1.3%
8,080	Aroundtown SA, (2)	$ 76,492
	Road & Rail – 1.8%
1,200	West Japan Railway Co, (2)	101,532
	Semiconductors & Semiconductor Equipment – 1.9%
500	Tokyo Electron Ltd, (2)	109,973
	Software – 4.9%
530	Check Point Software Technologies Ltd, (3)	60,584
140	Constellation Software Inc.	147,157
426	Nice Ltd, (2), (3)	73,427
	Total Software	281,168
	Technology Hardware, Storage & Peripherals – 0.8%
2,500	Brother Industries Ltd, (2)	48,281
	Textiles, Apparel & Luxury Goods – 2.1%
381	adidas AG, (2)	120,439
	Wireless Telecommunication Services – 1.2%
1,680	SoftBank Group Corp, (2)	67,829
	Total Long-Term Investments (cost $4,844,461)	5,650,481

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.6%
	REPURCHASE AGREEMENTS – 2.6%
$ 151	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $150,766, collateralized by $155,000 U.S. Treasury Notes, 1.625%, due 5/15/26, value $157,186	0.650%	2/03/20	$ 150,758
	Total Short-Term Investments (cost $150,758)			150,758
	Total Investments (cost $4,995,219) – 100.3%			5,801,239
	Other Assets Less Liabilities – (0.3)%			(18,573)
	Net Assets – 100%			$ 5,782,666
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.
16

Statement of Assets and Liabilities
January 31, 2020
(Unaudited)

Assets
Long-term investments, at value (cost $4,844,461)	$5,650,481
Short-term investments, at value (cost approximates value)	150,758
Cash denominated in foreign currencies (cost $61)	61
Receivable for:
Dividends	1,755
Interest	3
From Adviser	1,821
Reclaims	7,747
Other assets	76
Total assets	5,812,702
Liabilities
Accrued expenses:
Custodian fees	16,410
Professional fees	9,702
Shareholder reporting expenses	1,629
Shareholder servicing agent fees	2,038
Trustees fees	11
12b-1 distribution and service fees	31
Other	215
Total liabilities	30,036
Net assets	$5,782,666

Class A Shares
Net assets	$ 28,900
Shares outstanding	1,250
Net asset value ("NAV") per share	$ 23.12
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 24.53
Class C Shares
Net assets	$ 28,857
Shares outstanding	1,250
NAV and offering price per share	$ 23.09
Class R6 Shares
Net assets	$5,695,996
Shares outstanding	246,250
NAV and offering price per share	$ 23.13
Class I Shares
Net assets	$ 28,913
Shares outstanding	1,250
NAV and offering price per share	$ 23.13
Fund level net assets consist of:
Capital paid-in	$4,999,836
Total distributable earnings	782,830
Fund level net assets	$5,782,666
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
17

Statement of Operations
Six Months Ended January 31, 2020
(Unaudited)

Investment Income
Dividends	$ 61,350
Foreign tax withheld on dividend income	(4,429)
Total investment income	56,921
Expenses
Management fees	21,832
12b-1 service fees - Class A Shares	36
12b-1 distibution and service fees - Class C Shares	143
Shareholder servicing agent fees	166
Custodian fees	21,940
Professional fees	14,632
Trustees fees	78
Shareholder reporting expenses	235
Federal and state registration fees	43
Other	1,235
Total expenses before fee waiver/expense reimbursement	60,340
Fee waiver/expense reimbursement	(34,284)
Net expenses	26,056
Net investment income (loss)	30,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	34,808
Change in net unrealized appreciation (depreciation) of investments and foreign currency	246,143
Net realized and unrealized gain (loss)	280,951
Net increase (decrease) in net assets from operations	$311,816
See accompanying notes to financial statements.
18

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 1/31/20	For the Period 12/12/18 (commencement of operations) through 7/31/19
Operations
Net investment income (loss)	$ 30,865	$ 94,965
Net realized gain (loss) from investments and foreign currency	34,808	(31,769)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	246,143	559,953
Net increase (decrease) in net assets from operations	311,816	623,149
Distributions to Shareholders
Dividends:
Class A Shares	(693)	—
Class C Shares	(483)	—
Class R6 Shares	(150,360)	—
Class I Shares	(763)	—
Decrease in net assets from distributions to shareholders	(152,299)	—
Fund Share Transactions
Proceeds from sale of shares	—	5,000,000
Net increase (decrease) in net assets from Fund share transactions	—	5,000,000
Net increase (decrease) in net assets	159,517	5,623,149
Net assets at the beginning of period	5,623,149	—
Net assets at the end of period	$5,782,666	$5,623,149
See accompanying notes to financial statements.
19

Financial Highlights
(Unaudited)
Nuveen Winslow International Large Cap Fund
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/18)
2020(e)	$22.46	$0.10	$1.11	$1.21	$(0.55)	$ —	$(0.55)	$23.12
2019(f)	20.00	0.35	2.11	2.46	—	—	—	22.46
Class C (12/18)
2020(e)	22.35	0.01	1.12	1.13	(0.39)	—	(0.39)	23.09
2019(f)	20.00	0.24	2.11	2.35	—	—	—	22.35
Class R6 (12/18)
2020(e)	22.49	0.12	1.13	1.25	(0.61)	—	(0.61)	23.13
2019(f)	20.00	0.38	2.11	2.49	—	—	—	22.49
Class I (12/18)
2020(e)	22.49	0.12	1.13	1.25	(0.61)	—	(0.61)	23.13
2019(f)	20.00	0.38	2.11	2.49	—	—	—	22.49
20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.39%	$ 29	2.33%*	(0.36)%*	1.15%*	0.83%*	8%
12.30	28	2.68*	1.00*	1.15*	2.53*	18

5.03	29	3.09*	(1.12)*	1.90*	0.07*	8
11.75	28	3.43*	0.24*	1.90*	1.77*	18

5.54	5,696	2.09*	(0.11)*	0.90*	1.08*	8
12.45	5,539	2.43*	1.25*	0.90*	2.77*	18

5.54	29	2.08*	(0.10)*	0.89*	1.08*	8
12.45	28	2.42*	1.25*	0.90*	2.77*	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
(f)	For the period December 12, 2018 (commencement of operations) through January 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
21

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Winslow International Large Cap Fund (the "Fund"), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolios, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and I shares are sold without an up-front sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the
22

difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$1,044,241	18.1%
Switzerland	735,440	12.7
United Kingdom	680,406	11.8
Australia	526,329	9.1
France	524,328	9.1
Germany	417,726	7.2
Canada	351,129	6.1
Italy	290,899	5.0
Netherlands	249,792	4.3
Israel	209,505	3.6
Other	620,686	10.7
Total non-U.S. securities	$5,650,481	97.7%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
23

Notes to Financial Statements (Unaudited) (continued)
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
24

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,450,193	$3,200,288**	$ —	$5,650,481
Short-Term Investments:
Repurchase Agreements	—	150,758	—	150,758
Total	$2,450,193	$3,351,046	$ —	$5,801,239

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited. The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$150,758	$(150,758)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $453,170 and $639,101, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to
25

Notes to Financial Statements (Unaudited) (continued)
pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current fiscal period were as follows:
	Six Months Ended 1/31/20		For the Period 12/12/18 (commencement of operations) through 7/31/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$ —	1,250	$ 25,000
Class C	—	—	1,250	25,000
Class R6	—	—	246,250	4,925,000
Class I	—	—	1,250	25,000
Net increase (decrease)	—	$ —	250,000	$5,000,000
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of January 31, 2020.

Tax cost of investments	$5,013,830
Gross unrealized:
Appreciation	$ 915,248
Depreciation	(127,839)
Net unrealized appreciation (depreciation) of investments	$ 787,409
Permanent differences, primarily due to federal taxes paid, foreign currency transactions and nondeductible stock issuance costs, resulted in reclassifications among the Fund's components of net assets as of July 31, 2019, the Fund's last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1]	$107,744
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
There were no distributions paid during the Fund’s last tax year ended July 31, 2019.
As of July 31, 2019, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
26

Not subject to expiration:
Short-term	$25,773
Long-term	—
Total	$25,773
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $2.5 billion	0.5000
For the next $2.5 billion	0.4875
For net assets over $10 billion	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2020, the complex-level fee for each Fund was 0.1556%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
27

Notes to Financial Statements (Unaudited) (continued)
Distribution and Service Fees
The Fund have adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$122
As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	246,250
Class I Shares	1,250
8.  Subsequent Events
Other Matters
The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.
28

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
29

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
MSCI ACWI (All Country World Index) ex USA Index: An unmanaged index that captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
30

Notes
31

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-WINLC-0120P1108043-INV-B-03/21

Mutual Funds
31 January
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Emerging Markets Equity Fund	NEKAX	NEKCX	—	NEKFX	NEKIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
March 24, 2020

4

Portfolio Managers’
Comments
Nuveen Emerging Markets Equity Fund
Nuveen International Growth Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. Barton Grenning and Willis Tsai serve as portfolio managers for the Nuveen Emerging Markets Equity Fund. David H. Lund, CFA , and Joseph R. O’Flaherty serve as portfolio managers for the Nuveen International Growth Fund.
Effective January 17, 2020 David H. Lund, CFA, is no longer serving as a portfolio manager on the Nuveen Emerging Markets Equity Fund and is dedicating his time to the Nuveen International Growth Fund.
Effective January 17, 2020 Barton Grenning and Willis Tsai serve as a portfolio managers on the Nuveen Emerging Markets Equity Fund.
Effective October 28, 2019 Reed D. Walters is no longer serving as a portfolio manager on the Nuveen Emerging Markets Equity Fund and the Nuveen International Growth Fund.
On the following pages, the portfolio managers discuss key investment strategies and the performance of the Funds for the six-month reporting period ended January 31, 2020.
Nuveen Emerging Markets Equity Fund
How did the Fund perform during the six-month reporting period ended January 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year and since inception periods ended January 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI Emerging Markets Index and the Lipper classification average during the six-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
The strategy seeks long-term capital appreciation by investing in high quality, growth-oriented emerging market companies, diversified by country, sector and market cap. A thematic, cross-border approach identifies companies exhibiting strong forward-looking growth catalysts and attractive valuations.
Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of emerging market issuers. The Fund will classify securities as those of an emerging market (EM) issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes and the issuer’s reporting currency. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Fin-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
land, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). The Fund seeks to invest in high quality emerging market companies with strong relative earnings growth, attractive relative valuations and adequate liquidity. The Fund may invest in small-, mid- and large-cap companies.
Emerging market equities performed well in this reporting period as the outlook for global economic growth improved. Uncertainties eased with the U.S. and China signing a preliminary trade pact in January 2020, the U.K. Conservative Party’s decisive win in the general election paving the way for a smoother Brexit, stabilization of some macroeconomic indicators and central banks signaling they will likely continue accommodative monetary policies for the time being. However, as the reporting period closed, tensions between the U.S. and Iran escalated to a brief military conflict and the COVID-19 coronavirus outbreak originating in China sparked fears of a global pandemic. China sought to contain the outbreak by closing businesses and factories, restricting travel and extending the Lunar New Year holiday. Global equities sold off in response, with emerging markets hit especially hard, as the extent of the economic impact as well as the duration and spread of the outbreak remained largely unpredictable.
The Fund modestly trailed the benchmark index during the reporting period. On a country basis, underweight allocations to and stock selection in Taiwan and South Korea were unfavorable to performance. Although the Fund’s holdings in these two countries performed well in this reporting period, they lagged the stronger performance of the benchmark’s holdings. The Fund’s exposure to Hong Kong was another large relative detractor from performance. Hong Kong’s economy continued to strain under the weight of ongoing political protests, and the Fund’s holdings in Ausnutria Dairy Corp Ltd and Wynn Macau Ltd were among the portfolio’s largest detractors in this reporting period. The Fund no longer holds Ausnutria Dairy. However, our stock selection in China contributed strongly to relative returns, led by the outperformance of positions in Alibaba Group Holding Ltd., CSPC Pharmaceutical Group and Sunny Optical Technology Group Co Ltd. The Fund no longer holds CSPC Pharmaceutical or Sunny Optical Technology. Our stock selections in Brazil and Malaysia were also top contributors.
Sector performance was driven by relative outperformance in the Fund’s financials, health care and communication services sector exposures. However, relative gains were partially offset by underperformance in the Fund’s information technology, consumer discretionary and industrials sector positions.
Nuveen International Growth Fund
How did the Fund perform during the six-month reporting period ended January 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and ten-year periods ended January 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average during the six-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2020 and how did these strategies influence performance?
The investment objective of the Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small, mid and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market (EM) countries.
The Fund’s investment process starts with identifying enduring investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed markets (DM) and EMs that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
6

During the reporting period, we continued to invest the majority of the Fund’s portfolio in stocks from DM countries and a moderate amount in stocks from EM countries, with the remaining portion in cash or cash equivalents. In terms of country impact on the Fund’s performance, our positions in the U.K., Norway and Japan generally detracted from results. On the other hand, stock selection in Germany, Israel and the Netherlands collectively contributed on a relative basis versus the MSCI EAFE Index. At the sector level, the Fund’s holdings lagged the index in the financial and communication services sectors. Conversely, results outperformed versus the benchmark in the information technology, industrial and real estate areas. In aggregate, stock selection was negative among DM countries and was the most significant contributor to the Fund’s underperformance versus its MSCI EAFE benchmark. Security selection was positive among the Fund’s EM holdings.
Several names detracted from relative performance, including British financial firm Burford Capital Ltd. The provider of litigation finance came under scrutiny during the reporting period as a notable short seller announced its short position, criticizing Burford Capital’s governance and calculation of investment returns. Management responded with governance changes and shares recovered to some extent, but still ended the reporting period lower. We continued to hold our shares in Burford Capital because we disagreed with the short seller on several key points. We believe in the long-term opportunities for the company and the finance litigation industry as a whole.
Also, in the consumer discretionary sector, Chinese firm Baozun Inc. detracted from the Fund’s relative results. Baozun is an ecommerce platform provider that helps Western brands manage and sell their products online in China. The company stands out from other ecommerce providers because of its comprehensive offering of services. During the reporting period, the firm reported an underwhelming third-quarter 2019 quarterly report relative to expectations. Although gross merchandise volume grew by more than 40%, net income missed expectations because tax expense was higher than expected and guidance was below expectations as margins continued to be pressured. These factors pushed Baozun’s stock lower in the final three months of the reporting period. However, we continued to hold our position in this stock at period end. We still believe in our long-term growth thesis for Baozun, which is based on China’s rise as a global leader in ecommerce and the worldwide consumption shift from physical stores to online. The country’s on-line sales hit $1.5 trillion in 2019, more than the sales of the 10 next largest markets.
In the consumer staples sector, a position in Hong Kong based infant formula company Ausnutria Dairy Corp Ltd detracted from performance. Shares fell after a short seller issued a report on the company alleging that Ausnutria Dairy overstated milk formula sales in China by more than 50%, while also mislabeling its goat milk formula, which the short seller claimed contains cow milk protein. While aspects of the short seller’s report were proven to be false and misleading by a third-party accounting firm, shares still ended the reporting period lower. However, based on data from the third-party accounting firm, as well as our own analysis, we continued to hold the Fund’s position in Ausnutria Dairy.
In the energy sector, the Fund was hurt by a position in Norwegian firm Golar LNG Ltd. The company owns and operates liquefied natural gas (LNG) infrastructure and logistics assets including 27 different carriers, floating storage regasification units and liquefaction vessels. Golar’s earnings were hurt by weak natural gas prices, which have been pressured by the U.S.-China trade war. However, global LNG production ramped up during the reporting period, which will likely lead to increased demand for LNG transportation. Therefore, we have maintained our position in Golar LNG’s stock because we believe the company will be a beneficiary of this trend.
Several individual positions contributed to relative performance in the Fund, led by Chinese ecommerce firm Alibaba Group Holding Ltd. The company continued to see earnings momentum along with improving expectations driven by stronger user growth in lower-tier cities moving online. We were able to invest in Alibaba’s new Hong Kong listing, which went public during the reporting period. The listing allowed for more domestic buyers and helped to drive the stock higher. We continued to own Alibaba at the end of the reporting period.
In the technology area, relative performance was also driven by a contribution from Chinese data center firm GDS Holdings Ltd. The stock rallied throughout the reporting period along with a general rally in Chinese equities. Also, Chinese and global Internet companies continued to accelerate their spending on cloud infrastructure. In addition, data center demand within China remained strong due to the government’s continued initiative to expand the country’s digital economy. GDS’s bookings have continued to trend positively, and expectations are for continued strength as supply and demand remained out of balance. We maintained our position in GDS.
7

Portfolio Managers’ Comments (continued)
In the financial industry, the Fund benefited from a position in Brookfield Asset Management Inc., a private equity and asset management firm based in Ontario, Canada. During the reporting period, the company’s management team continued to effectively execute on its multi-year plan by producing consistent earnings growth. Brookfield’s asset management piece of the business has shown rapid growth in profitability and the ability to raise large amounts of capital. In addition, the company completed its announced acquisition of a 61% stake in Oaktree Capital, a Los Angeles based asset management firm specializing in alternative investments. This transaction will more than double Brookfield’s client relationships to roughly 1,800. We continued to hold this stock because we expect management to focus on growing other strategies.
In addition, the Fund saw positive results from a position in Israel based machinery company Kornit Digital Ltd., a leading direct-to-garment printing firm. The company has benefited as the apparel market transitions to short-cycle, on-demand customized garments because it offers fully personalized garment decoration solutions with ultra-fast turnaround times. In early January 2020, Kornit Digital announced the expansion of its relationship with GEAR for Sports, a division of Hanesbrands Inc. that sells its products under some of the biggest brands in sportswear. We anticipate a favorable growth trajectory for Kornit Digital and continue to own the stock.
In terms of regional and country changes, we increased the Fund’s exposure to 14 countries including the U.K., Israel, Hong Kong, Canada and Germany. At the same time, we reduced weightings in eight countries, most notably Japan, Spain, Austria and the Netherlands. As a result, the Fund’s DM exposure increased while EM and cash slightly decreased. In terms of sectors, we increased the Fund’s weightings in health care, information technology, consumer staples and industrials, while decreasing weights in consumer discretionary, energy, communication services and financials. The Fund invested in three initial public offerings (IPOs) during the reporting period, including SoftwareONE, Alibaba’s Hong Kong listing and Freee KK.
An Update on COVID-19 Coronavirus
The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.
8

Risk Considerations
Nuveen Emerging Markets Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small and mid-cap companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives and growth stock risks, are described in detail in the Fund’s prospectus.
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
9

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10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Emerging Markets Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	11/27/18	3.03%	11.32%	15.78%	2.29%	1.20%
Class A Shares at maximum Offering Price	11/27/18	(2.90)%	4.92%	10.12%	-	-
MSCI Emerging Markets Index	-	3.36%	3.81%	9.73%	-	-
Lipper Emerging Markets Funds Classification Average	-	3.74%	6.24%	11.63%	-	-
Class C Shares	11/27/18	2.64%	10.52%	15.08%	3.05%	1.95%
Class R6 Shares	11/27/18	3.18%	11.64%	16.12%	2.05%	0.95%
Class I Shares	11/27/18	3.17%	11.63%	16.07%	2.04%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
12

Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of January 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	4/24/09	4.92%	16.29%	5.84%	8.24%	1.19%	1.13%
Class A Shares at maximum Offering Price	4/24/09	(1.12)%	9.60%	4.59%	7.60%	-	-
MSCI EAFE Index	-	6.12%	12.10%	5.12%	5.76%	-	-
Lipper International Multi-Cap Growth Funds Classification Average	-	7.13%	15.32%	5.91%	6.42%	-	-
Class C Shares	4/24/09	4.50%	15.39%	5.05%	7.44%	1.94%	1.88%
Class R3 Shares	4/24/09	4.79%	15.97%	5.58%	7.96%	1.44%	1.38%
Class I Shares	4/24/09	5.05%	16.55%	6.10%	8.51%	0.94%	0.88%

	Total Returns as of January 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	4.06%	15.50%	9.07%	0.84%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
13

Holding Summaries    as of January 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Emerging Markets Equity Fund
Fund Allocation (% of net assets)
Common Stocks	87.0%
Exchange-Traded Funds	7.6%
Warrants	0.1%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	3.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Alibaba Group Holding Ltd, Sponsored ADR	7.3%
Tencent Holdings Ltd	6.3%
Samsung Electronics Co Ltd	6.1%
Taiwan Semiconductor Manufacturing Co Ltd	4.5%
Ping An Insurance Group Co of China Ltd	2.9%
Portfolio Composition (% of net assets)
Internet & Direct Marketing Retail	12.4%
Banks	9.9%
Interactive Media & Services	9.3%
Semiconductors & Semiconductor Equipment	7.5%
Technology Hardware, Storage & Peripherals	6.1%
Hotels, Restaurants & Leisure	4.9%
Insurance	4.8%
Oil, Gas & Consumable Fuels	4.7%
IT Services	2.9%
Pharmaceuticals	2.5%
Multiline Retail	2.1%
Other	19.9%
Exchange-Traded Funds	7.6%
Warrants	0.1%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	3.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
China	32.0%
South Korea	10.7%
India	7.8%
Brazil	7.2%
Taiwan	6.1%
United States	5.3%
South Africa	4.8%
Mexico	3.3%
Russia	3.0%
Thailand	2.1%
Other	14.3%
Other Assets Less Liabilities	3.4%
Net Assets	100%
1	Includes 87.6% (as a percentage of net assets) in emerging market countries.
14

Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Alibaba Group Holding Ltd, Sponsored ADR	3.1%
Open Text Corp	3.0%
Aroundtown SA	2.9%
Tencent Holdings Ltd	2.7%
Rubis SCA	2.6%
Portfolio Composition (% of net assets)
IT Services	8.4%
Pharmaceuticals	7.6%
Internet & Direct Marketing Retail	6.1%
Capital Markets	5.9%
Software	5.8%
Insurance	5.8%
Aerospace & Defense	5.4%
Semiconductors & Semiconductor Equipment	5.2%
Life Sciences Tools & Services	3.9%
Real Estate Management & Development	3.8%
Professional Services	3.7%
Electronic Equipment, Instruments & Components	2.8%
Entertainment	2.8%
Textiles, Apparel & Luxury Goods	2.8%
Interactive Media & Services	2.7%
Beverages	2.7%
Gas Utilities	2.6%
Banks	2.3%
Other	18.8%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	15.7%
China	14.9%
France	11.3%
Japan	10.5%
Canada	8.4%
Germany	8.3%
United States	8.1%
Israel	5.4%
Australia	2.8%
Hong Kong	2.6%
Other	12.5%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
1	Includes 19.5% (as a percentage of net assets) in emerging market countries.
15

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2020.
The beginning of the period is August 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Emerging Markets Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.27	$1,026.40	$1,031.82	$1,031.73
Expenses Incurred During the Period	$ 6.12	$ 9.93	$ 4.34	$ 4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.33	$1,020.86	$1,020.36
Expenses Incurred During the Period	$ 6.09	$ 9.88	$ 4.32	$ 4.82
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.85%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
16

Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.17	$1,045.05	$1,047.88	$1,040.55	$1,050.47
Expenses Incurred During the Period	$ 5.82	$ 9.66	$ 7.10	$ 4.00	$ 4.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.46	$1,015.69	$1,018.20	$1,021.22	$1,020.71
Expenses Incurred During the Period	$ 5.74	$ 9.53	$ 7.00	$ 3.96	$ 4.47
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38%, 0.78% and 0.88% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
17

Nuveen Emerging Markets Equity Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 94.7%
	COMMON STOCKS – 87.0%
	Banks – 9.9%
9,464	Absa Group Ltd, (2)	$86,124
10,400	Banco do Brasil SA	117,876
62,270	Bank of the Philippine Islands	101,068
458,246	Bank Rakyat Indonesia Persero Tbk PT, (2)	148,978
646	Credicorp Ltd	133,451
15,200	Grupo Financiero Banorte SAB de CV	93,675
3,088	HDFC Bank Ltd, ADR	176,881
22,200	Kasikornbank PCL, (2)	100,051
10,689	Sberbank of Russia PJSC, Sponsored ADR, (2)	170,404
	Total Banks	1,128,508
	Beverages – 1.0%
28,390	Anadolu Efes Biracilik Ve Malt Sanayii AS, (2)	117,296
	Biotechnology – 0.0%
3	Medy-Tox Inc, (2)	805
	Capital Markets – 0.7%
42,000	CITIC Securities Co Ltd, (2)	80,692
	Construction & Engineering – 0.8%
155,241	China Railway Group Ltd, (2)	85,145
	Diversified Consumer Services – 1.7%
6,300	Afya Ltd	188,118
	Diversified Telecommunication Services – 1.8%
500,289	China Tower Corp Ltd,144A, (2)	103,414
139,200	Telesites SAB de CV	102,399
	Total Diversified Telecommunication Services	205,813
	Electronic Equipment, Instruments & Components – 0.7%
87,000	E Ink Holdings Inc, (2)	84,648
	Energy Equipment & Services – 1.0%
216,903	Serba Dinamik Holdings Bhd, (2)	118,559
	Entertainment – 1.2%
2,969	Sea Ltd, ADR	134,318
18

Shares	Description (1)	Value
	Food & Staples Retailing – 1.8%
5,800	Cia Brasileira de Distribuicao	$115,225
2,237	Dino Polska SA,144A, (2)	93,649
	Total Food & Staples Retailing	208,874
	Health Care Providers & Services – 1.1%
72,142	Life Healthcare Group Holdings Ltd	120,361
	Health Care Technology – 1.1%
92,000	Alibaba Health Information Technology Ltd, (2)	128,173
	Hotels, Restaurants & Leisure – 4.9%
30,376	Arcos Dorados Holdings Inc	232,984
17,000	Galaxy Entertainment Group Ltd, (2)	111,258
102,800	Wynn Macau Ltd, (2)	213,377
	Total Hotels, Restaurants & Leisure	557,619
	Insurance – 4.8%
10,882	AIA Group Ltd, (2)	107,829
47,000	China Life Insurance Co Ltd, (2)	112,238
29,280	Ping An Insurance Group Co of China Ltd, (2)	331,094
	Total Insurance	551,161
	Interactive Media & Services – 9.3%
1,057	Baidu Inc, Sponsored ADR	130,603
872	NAVER Corp, (2)	130,040
2,134	SINA Corp/China	82,671
15,114	Tencent Holdings Ltd, (2)	720,790
	Total Interactive Media & Services	1,064,104
	Internet & Direct Marketing Retail – 12.4%
4,042	Alibaba Group Holding Ltd, Sponsored ADR	835,037
7,000	B2W Cia Digital	116,378
3,804	Baozun Inc, Sponsored ADR	114,538
2,278	JDcom Inc, ADR	85,858
4,800	MakeMyTrip Ltd	110,400
911	Naspers Ltd, (2)	147,761
	Total Internet & Direct Marketing Retail	1,409,972
	IT Services – 2.9%
2,590	GDS Holdings Ltd, ADR	133,929
3,502	Lotte Data Communication Co, (2)	117,897
2,553	Pagseguro Digital Ltd	82,947
	Total IT Services	334,773
	Life Sciences Tools & Services – 1.0%
268	Samsung Biologics Co Ltd,144A, (2)	107,714
19

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Metals & Mining – 0.7%
30,300	Grupo Mexico SAB de CV	$ 80,547
	Multiline Retail – 2.1%
14,600	Lojas Americanas SA	93,922
310,300	Matahari Department Store Tbk PT, (2)	66,650
27,569	Woolworths Holdings Ltd/South Africa, (2)	80,798
	Total Multiline Retail	241,370
	Oil, Gas & Consumable Fuels – 4.7%
11,385	Gazprom PJSC, Sponsored ADR, (2)	79,581
851	LUKOIL PJSC, Sponsored ADR, (2)	86,913
213,616	PetroChina Co Ltd, (2)	94,192
17,000	Petroleo Brasileiro SA	112,934
4,255	Reliance Industries Ltd, Sponsored GDR,144A	166,370
	Total Oil, Gas & Consumable Fuels	539,990
	Pharmaceuticals – 2.5%
4,136	Dr Reddy's Laboratories Ltd, ADR	180,660
84,500	Genomma Lab Internacional SAB de CV	99,546
	Total Pharmaceuticals	280,206
	Real Estate Management & Development – 0.9%
68,831	Logan Property Holdings Co Ltd, (2)	104,044
	Semiconductors & Semiconductor Equipment – 7.5%
40,000	ASE Technology Holding Co Ltd, (2)	96,520
24,000	Formosa Sumco Technology Corp, (2)	87,163
1,099	Koh Young Technology Inc, (2)	83,824
1,083	SK Hynix Inc, (2)	82,402
49,000	Taiwan Semiconductor Manufacturing Co Ltd, (2)	505,396
	Total Semiconductors & Semiconductor Equipment	855,305
	Software – 1.0%
13,500	Linx SA	107,556
	Specialty Retail – 1.0%
9,609	Mr Price Group Ltd, (2)	108,265
	Technology Hardware, Storage & Peripherals – 6.1%
15,022	Samsung Electronics Co Ltd, (2)	696,014
	Transportation Infrastructure – 0.8%
6,710	DP World PLC, (2)	93,144
	Wireless Telecommunication Services – 1.6%
22,000	China Mobile Ltd, (2)	180,832
	Total Common Stocks (cost $9,771,036)	9,913,926

20

Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 7.6%
4,600	iShares MSCI India ETF	$158,654
5,461	iShares MSCI India Small-Cap ETF	205,607
5,836	iShares MSCI Saudi Arabia ETF	174,321
12,469	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	321,575
	Total Exchange-Traded Funds (cost $886,738)	860,157

Shares	Description (1)	Value
	WARRANTS – 0.1%
4,683	Minor International PCL	$324
84,686	Serba Dinamik Holdings Bhd	6,923
	Total Warrants (cost $ —)	7,247
	Total Long-Term Investments (cost $10,657,774)	10,781,330

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
	REPURCHASE AGREEMENTS – 1.9%
$ 220	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $220,495, collateralized by $225,000 U.S. Treasury Notes, 1.625%, due 5/15/26, value $228,173	0.650%	2/03/20	$ 220,483
	Total Short-Term Investments (cost $220,483)			220,483
	Total Investments (cost $10,878,257) – 96.6%			11,001,813
	Other Assets Less Liabilities – 3.4%			390,097
	Net Assets – 100%			$ 11,391,910
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International Inc.
21

Nuveen International Growth Fund
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 5.4%
7,394	Airbus SE, (2)	$1,085,912
457,407	BAE Systems PLC, (2)	3,802,404
99,500	CAE Inc	2,951,016
106,412	Saab AB, (2)	3,454,963
60,422	Thales SA, (2)	6,630,174
	Total Aerospace & Defense	17,924,469
	Banks – 2.3%
226,400	Banco do Brasil SA, (3)	2,566,071
176,794	HDFC Bank Ltd, (2)	3,023,273
562,950	Security Bank Corp, (2)	1,952,790
	Total Banks	7,542,134
	Beverages – 2.7%
103,141	Coca-Cola HBC AG, (2)	3,788,593
86,551	Diageo PLC, (2)	3,422,495
217,359	Treasury Wine Estates Ltd, (2)	1,867,017
	Total Beverages	9,078,105
	Biotechnology – 1.1%
19,500	CRISPR Therapeutics AG, (3)	1,013,025
6,259	Genmab A/S, (2), (3)	1,440,761
97,235	Orchard Therapeutics plc, (3)	1,207,659
	Total Biotechnology	3,661,445
	Capital Markets – 5.9%
130,396	Brookfield Asset Management Inc	7,981,539
591,602	Burford Capital Ltd, (2)	4,913,877
111,300	Hong Kong Exchanges & Clearing Ltd, (2)	3,657,032
29,000	London Stock Exchange Group PLC, (2)	2,996,883
	Total Capital Markets	19,549,331
	Chemicals – 0.5%
22,373	Chr Hansen Holding A/S, (2)	1,665,060
	Construction & Engineering – 1.4%
39,007	Eiffage SA, (2)	4,521,448
	Diversified Telecommunication Services – 0.7%
11,590,000	China Tower Corp Ltd,144A, (2)	2,395,762
22

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 2.8%
17,400	Keyence Corp, (2)	$5,849,129
153,085	SoftwareONE Holding AG, (3)	3,655,477
	Total Electronic Equipment, Instruments & Components	9,504,606
	Entertainment – 2.8%
15,034	Spotify Technology SA, (3)	2,124,304
96,403	Ubisoft Entertainment SA, (2), (3)	7,311,350
	Total Entertainment	9,435,654
	Food & Staples Retailing – 0.5%
42,019	Dino Polska SA,144A, (2), (3)	1,759,069
	Food Products – 0.9%
2,560,320	Ausnutria Dairy Corp Ltd, (2)	3,106,720
	Gas Utilities – 2.6%
138,439	Rubis SCA, (2)	8,551,036
	Health Care Equipment & Supplies – 1.1%
26,938	LivaNova PLC, (3)	1,830,976
22,831	Medacta Group SA,144A, (3)	1,872,559
	Total Health Care Equipment & Supplies	3,703,535
	Health Care Providers & Services – 1.7%
75,318	Fresenius Medical Care AG & Co KGaA, (2)	5,790,821
	Household Durables – 0.9%
42,900	Sony Corp, (2)	2,999,861
	Household Products – 0.9%
82,500	Unicharm Corp, (2)	2,823,450
	Insurance – 5.8%
513,400	AIA Group Ltd, (2)	5,087,253
394,263	Beazley PLC, (2)	2,813,733
567,644	Ping An Insurance Group Co of China Ltd, (2)	6,418,834
274,937	Prudential PLC, (2)	4,888,481
	Total Insurance	19,208,301
	Interactive Media & Services – 2.7%
190,502	Tencent Holdings Ltd, (2)	9,085,073
	Internet & Direct Marketing Retail – 6.1%
154,900	Alibaba Group Holding Ltd, (3)	3,996,853
50,323	Alibaba Group Holding Ltd, Sponsored ADR, (3)	10,396,229
150,116	Baozun Inc, Sponsored ADR, (3)	4,519,993
244,004	Trainline PLC,144A, (2), (3)	1,518,178
	Total Internet & Direct Marketing Retail	20,431,253
23

Nuveen International Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
Shares	Description (1)	Value
	IT Services – 8.4%
138,027	GDS Holdings Ltd, ADR, (3)	$7,137,376
88,434	InterXion Holding NV, (3)	7,696,411
237,702	Keywords Studios PLC, (2)	3,856,860
1,465,431	NEXTDC Ltd, (2), (3)	7,329,698
13,642	Wix.com Ltd, (3)	1,946,577
	Total IT Services	27,966,922
	Life Sciences Tools & Services – 3.9%
307,035	Clinigen Group Plc	3,928,710
9,766	Eurofins Scientific SE, (2)	5,252,685
23,114	ICON PLC, (3)	3,897,483
	Total Life Sciences Tools & Services	13,078,878
	Machinery – 1.9%
153,757	Kornit Digital Ltd, (3)	6,423,967
	Oil, Gas & Consumable Fuels – 2.1%
178,886	Golar LNG Ltd	1,720,883
147,920	Parkland Fuel Corp	5,147,133
	Total Oil, Gas & Consumable Fuels	6,868,016
	Personal Products – 1.5%
516,200	Kitanotatsujin Corp, (2)	2,892,476
31,900	Shiseido Co Ltd, (2)	2,053,741
	Total Personal Products	4,946,217
	Pharmaceuticals – 7.6%
41,333	AstraZeneca PLC, (2)	4,043,506
2,405,000	China Animal Healthcare Ltd, (4)	310
2,019,231	China Medical System Holdings Ltd, (2)	2,687,430
78,960	Dr Reddy's Laboratories Ltd, ADR	3,448,973
64,467	GlaxoSmithKline PLC, Sponsored ADR	3,017,055
19,664	GW Pharmaceuticals PLC, ADR, (3)	2,271,782
60,516	Novo Nordisk A/S, (2)	3,683,709
18,898	Sanofi, (2)	1,822,491
118,600	Takeda Pharmaceutical Co Ltd, (2)	4,554,641
	Total Pharmaceuticals	25,529,897
	Professional Services – 3.7%
108,600	en-japan Inc, (2)	4,314,628
209,200	Recruit Holdings Co Ltd, (2)	8,153,837
	Total Professional Services	12,468,465
	Real Estate Management & Development – 3.8%
1,035,068	Aroundtown SA, (2)	9,798,800
3,376,000	Ayala Land Inc, (2)	2,748,058
24

Shares	Description (1)	Value
	Real Estate Management & Development (continued)
217	Vonovia SE, (2)	$ 12,385
	Total Real Estate Management & Development	12,559,243
	Road & Rail – 0.6%
22,900	Canadian National Railway Co	2,139,975
	Semiconductors & Semiconductor Equipment – 5.2%
25,590	Broadcom Inc	7,809,044
135,579	Infineon Technologies AG, (2)	2,912,636
305,961	Tower Semiconductor Ltd, (3)	6,786,215
	Total Semiconductors & Semiconductor Equipment	17,507,895
	Software – 5.8%
3,400	CyberArk Software Ltd, (3)	469,982
52,100	Freee KK, (3)	1,507,392
219,111	Open Text Corp	9,857,804
39,871	SAP SE, (2)	5,192,445
169,609	Tufin Software Technologies Ltd, (3)	2,479,684
	Total Software	19,507,307
	Textiles, Apparel & Luxury Goods – 2.8%
12,494	adidas AG, (2)	3,949,529
99,601	Canada Goose Holdings Inc, (3)	2,988,030
31,045	Puma SE, (2)	2,485,859
	Total Textiles, Apparel & Luxury Goods	9,423,418
	Tobacco – 1.9%
144,561	British American Tobacco PLC, (2)	6,374,404
	Trading Companies & Distributors – 1.1%
110,148	Ashtead Group PLC, (2)	3,555,346
	Total Long-Term Investments (cost $274,401,478)	331,087,083

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.4%
	REPURCHASE AGREEMENTS – 1.4%
$ 4,727	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/20, repurchase price $4,726,780, collateralized by $4,510,000 U.S. Treasury Notes, 2.625%, due 12/31/25, value $4,824,875	0.650%	2/03/20	$ 4,726,524
	Total Short-Term Investments (cost $4,726,524)			4,726,524
	Total Investments (cost $279,128,002) – 100.5%			335,813,607
	Other Assets Less Liabilities – (0.5)%			(1,669,461)
	Net Assets – 100%			$ 334,144,146
25

Nuveen International Growth Fund (continued)
Portfolio of Investments    January 31, 2020
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
26

Statement of Assets and Liabilities
January 31, 2020
(Unaudited)
	Emerging Markets Equity	International Growth
Assets
Long-term investments, at value (cost $10,657,774 and $274,401,478, respectively)	$10,781,330	$331,087,083
Short-term investments, at value (cost approximates value)	220,483	4,726,524
Cash denominated in foreign currencies (cost $831,296 and $—, respectively)	829,502	—
Receivable for:
Dividends	2,204	132,314
Interest	4	85
Investments sold	347,683	—
From Adviser	9,646	—
Reclaims	1,094	391,184
Shares sold	—	379,683
Other assets	29,171	52,541
Total assets	12,221,117	336,769,414
Liabilities
Payable for:
Dividends	—	10
Investments purchased - regular settlement	788,975	—
Shares redeemed	—	2,090,591
Accrued expenses:
Management fees	—	197,767
Trustees fees	21	35,023
12b-1 distribution and service fees	78	19,427
Other	40,133	282,450
Total liabilities	829,207	2,625,268
Net assets	$11,391,910	$334,144,146

See accompanying notes to financial statements.
27

Statement of Assets and Liabilities (Unaudited) (continued)
	Emerging Markets Equity	International Growth
Class A Shares
Net assets	$ 228,809	$ 43,570,408
Shares outstanding	10,219	931,849
Net asset value ("NAV") per share	$ 22.39	$ 46.76
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 23.76	$ 49.61
Class C Shares
Net assets	$ 31,562	$ 10,861,268
Shares outstanding	1,410	245,104
NAV and offering price per share	$ 22.38	$ 44.31
Class R3 Shares
Net assets	$ —	$ 578,363
Shares outstanding	—	12,524
NAV and offering price per share	$ —	$ 46.18
Class R6 Shares
Net assets	$11,103,564	$ 235,442
Shares outstanding	496,250	5,032
NAV and offering price per share	$ 22.37	$ 46.79
Class I Shares
Net assets	$ 27,975	$278,898,665
Shares outstanding	1,250	5,918,038
NAV and offering price per share	$ 22.38	$ 47.13
Fund level net assets consist of:
Capital paid-in	$10,205,356	$288,982,830
Total distributable earnings	1,186,554	45,161,316
Fund level net assets	$11,391,910	$334,144,146
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
28

Statement of Operations
Six Months Ended January 31, 2020
(Unaudited)
	Emerging Markets Equity	International Growth
Investment Income
Dividends	$ 127,310	$ 1,993,321
Foreign tax withheld on dividend income	(2,902)	(132,185)
Total investment income	124,408	1,861,136
Expenses
Management fees	50,616	1,273,692
12b-1 service fees - Class A Shares	249	54,557
12b-1 distibution and service fees - Class C Shares	163	57,419
12b-1 distibution and service fees - Class R3 Shares	—	1,437
Shareholder servicing agent fees	77	188,597
Custodian fees	32,756	88,330
Professional fees	15,765	45,901
Trustees fees	159	4,823
Shareholder reporting expenses	2,245	34,234
Federal and state registration fees	28,569	44,347
Other	1,349	4,152
Total expenses before fee waiver/expense reimbursement	131,948	1,797,489
Fee waiver/expense reimbursement	(81,131)	(128,394)
Net expenses	50,817	1,669,095
Net investment income (loss)	73,591	192,041
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,220,661	5,558,849
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(896,936)	10,087,753
Net realized and unrealized gain (loss)	323,725	15,646,602
Net increase (decrease) in net assets from operations	$ 397,316	$15,838,643
See accompanying notes to financial statements.
29

Statement of Changes in Net Assets
(Unaudited)
	Emerging Markets Equity		International Growth
	Six Months Ended 1/31/20	For the Period 11/27/18 (commencement of operations) through 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 73,591	$ 80,814	$ 192,041	$ 2,457,080
Net realized gain (loss) from investments and foreign currency	1,220,661	466,509	5,558,849	(14,492,308)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(896,936)	1,017,727	10,087,753	(10,790,867)
Net increase (decrease) in net assets from operations	397,316	1,565,050	15,838,643	(22,826,095)
Distributions to Shareholders
Dividends:
Class A Shares	(13,124)	—	(111,030)	(2,007,803)
Class C Shares	(1,779)	—	—	(680,907)
Class R3 Shares	—	—	(130)	(30,309)
Class R6 Shares	(749,139)	(9,975)	(1,338)	(1,287,537)
Class I Shares	(1,858)	(25)	(1,394,500)	(14,807,300)
Decrease in net assets from distributions to shareholders	(765,900)	(10,000)	(1,506,998)	(18,813,856)
Fund Share Transactions
Proceeds from sale of shares	51,120	10,143,040	23,806,859	102,915,307
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,539	—	1,165,572	15,900,695
	62,659	10,143,040	24,972,431	118,816,002
Cost of shares redeemed	(255)	—	(85,035,555)	(188,320,993)
Net increase (decrease) in net assets from Fund share transactions	62,404	10,143,040	(60,063,124)	(69,504,991)
Net increase (decrease) in net assets	(306,180)	11,698,090	(45,731,479)	(111,144,942)
Net assets at the beginning of period	11,698,090	—	379,875,625	491,020,567
Net assets at the end of period	$11,391,910	$11,698,090	$334,144,146	$ 379,875,625
See accompanying notes to financial statements.
30

THIS PAGE INTENTIONALLY LEFT BLANK
31

Financial Highlights
(Unaudited)
Emerging Markets Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/18)
2020(e)	$23.08	$0.09	$0.65	$0.74	$(0.20)	$(1.23)	$(1.43)	$22.39
2019(f)	20.00	0.23	2.85	3.08	—	—	—	23.08
Class C (11/18)
2020(e)	23.00	0.02	0.62	0.64	(0.03)	(1.23)	(1.26)	22.38
2019(f)	20.00	0.01	2.99	3.00	—	—	—	23.00
Class R6 (11/18)
2020(e)	23.10	0.15	0.63	0.78	(0.28)	(1.23)	(1.51)	22.37
2019(f)	20.00	0.16	2.96	3.12	(0.02)	—	(0.02)	23.10
Class I (11/18)
2020(e)	23.09	0.14	0.64	0.78	(0.26)	(1.23)	(1.49)	22.38
2019(f)	20.00	0.16	2.95	3.11	(0.02)	—	(0.02)	23.09
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.03%	$ 229	2.57%*	(0.63)%*	1.20%*	0.74%*	71%
15.40	174	2.29*	0.43*	1.20*	1.52*	42

2.64	32	3.32*	(1.21)*	1.95*	0.16*	71
15.00	32	3.05*	(1.00)*	1.95*	0.10*	42

3.18	11,104	2.23*	(0.12)*	0.85*	1.26*	71
15.62	11,462	2.05*	(0.01)*	0.95*	1.09*	42

3.17	28	2.32*	(0.21)*	0.95*	1.16*	71
15.57	29	2.04*	(0.01)*	0.95*	1.08*	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
(f)	For the period November 27, 2018 (commencement of operations) through January 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
33

Financial Highlights (Unaudited) (continued)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2020(e)	$44.68	$(0.02)	$ 2.22	$ 2.20	$(0.12)	$ —	$(0.12)	$46.76
2019	48.43	0.18	(2.10)	(1.92)	(0.47)	(1.36)	(1.83)	44.68
2018	43.68	0.09	4.70	4.79	(0.04)	—	(0.04)	48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
Class C (04/09)
2020(e)	42.40	(0.18)	2.09	1.91	—	—	—	44.31
2019	45.96	(0.15)	(1.94)	(2.09)	(0.11)	(1.36)	(1.47)	42.40
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
Class R3 (04/09)
2020(e)	44.08	(0.08)	2.19	2.11	(0.01)	—	(0.01)	46.18
2019	47.78	0.06	(2.05)	(1.99)	(0.35)	(1.36)	(1.71)	44.08
2018	43.16	(0.03)	4.65	4.62	—	—	—	47.78
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
Class R6 (06/16)
2020(e)	45.22	0.24	1.60	1.84	(0.27)	—	(0.27)	46.79
2019	48.99	0.33	(2.14)	(1.81)	(0.60)	(1.36)	(1.96)	45.22
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(f)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2020(e)	45.08	0.03	2.25	2.28	(0.23)	—	(0.23)	47.13
2019	48.89	0.29	(2.15)	(1.86)	(0.59)	(1.36)	(1.95)	45.08
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.92%	$ 43,570	1.20%*	(0.17)%*	1.13%*	(0.10)%*	25%
(3.15)	45,737	1.19	0.36	1.13	0.42	52
10.98	55,476	1.18	0.14	1.13	0.19	81
16.11	51,018	1.26	0.03	1.14	0.16	318
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414

4.50	10,861	1.95*	(0.90)*	1.88*	(0.83)*	25
(3.89)	12,704	1.94	(0.43)	1.88	(0.37)	52
10.14	23,861	1.93	(0.59)	1.88	(0.54)	81
15.28	17,131	2.00	(0.56)	1.89	(0.45)	318
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414

4.79	578	1.45*	(0.43)*	1.38*	(0.36)*	25
(3.41)	585	1.44	0.08	1.38	0.14	52
10.70	1,108	1.43	(0.12)	1.38	(0.07)	81
15.83	1,119	1.49	0.05	1.39	0.15	318
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414

4.06	235	0.86*	1.03*	0.78*	1.10*	25
(2.83)	22,529	0.84	0.69	0.78	0.75	52
11.36	33,524	0.84	0.49	0.79	0.54	81
16.56	30,400	0.88	0.60	0.77	0.71	318
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

5.05	278,899	0.95*	0.08*	0.88*	0.15*	25
(2.93)	298,320	0.94	0.60	0.88	0.66	52
11.25	377,051	0.93	0.39	0.88	0.44	81
16.43	267,558	0.99	0.49	0.89	0.60	318
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2020.
(f)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
35

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Emerging Markets Equity Fund ("Emerging Markets Equity") and the Nuveen International Growth Fund ("International Growth") (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the
36

difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:
Emerging Markets Equity	Value	% of Net Assets
Country:
China	$ 3,644,825	32.0%
South Korea	1,218,696	10.7
India	888,172	7.8
Brazil	819,731	7.2
Taiwan	689,079	6.1
South Africa	543,309	4.8
Mexico	376,167	3.3
Russia	336,898	3.0
Thailand	234,693	2.1
Other	1,642,062	14.3
Total non-U.S. securities	$10,393,632	91.3%

International Growth	Value	% of Net Assets
Country:
United Kingdom	$ 52,543,106	15.7%
China	49,744,580	14.9
France	37,660,955	11.3
Japan	35,149,155	10.5
Canada	28,077,467	8.4
Germany	27,656,616	8.3
Israel	18,106,425	5.4
Australia	9,196,715	2.8
Hong Kong	8,744,285	2.6
Other	41,902,465	12.5
Total non-U.S. securities	$308,781,769	92.4%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
37

Notes to Financial Statements (Unaudited) (continued)
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under
38

the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Emerging Markets Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$4,050,252	$5,863,674**	$ —	$ 9,913,926
Exchange-Traded Funds	860,157	—	—	860,157
Warrants	7,247	—	—	7,247
Short-Term Investments:
Repurchase Agreements	—	220,483	—	220,483
Total	$4,917,656	$6,084,157	$ —	$11,001,813

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$124,790,177	$206,296,596**	$ 310***	$331,087,083
Short-Term Investments:
Repurchase Agreements	—	4,726,524	—	4,726,524
Total	$124,790,177	$211,023,120	$ 310	$335,813,607

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Emerging Markets Equity	Fixed Income Clearing Corporation	$ 220,483	$ (220,483)	$ —
International Growth	Fixed Income Clearing Corporation	4,726,524	(4,726,524)	—
39

Notes to Financial Statements (Unaudited) (continued)
*    As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Emerging Markets Equity	International Growth
Purchases	$7,898,039	$ 84,021,641
Sales	8,642,360	133,208,230
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
40

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/20		For the Period 11/27/18 (commencement of operations) through 7/31/19
Emerging Markets Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,180	$51,120	7,553	$ 164,346
Class C	—	—	1,410	28,694
Class R6	—	—	496,250	9,925,000
Class I	—	—	1,250	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	488	11,337	—	—
Class C	9	202	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	2,677	62,659	506,463	10,143,040
Shares redeemed:
Class A	(2)	(53)	—	—
Class C	(9)	(202)	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	(11)	(255)	—	—
Net increase (decrease)	2,666	$62,404	506,463	$10,143,040

	Six Months Ended 1/31/20		Year Ended 7/31/19
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	37,519	$ 1,710,498	182,612	$ 7,571,228
Class A – automatic conversion of Class C Shares	31	1,330	227	9,693
Class C	6,923	296,439	27,657	1,164,517
Class R3	1,238	55,687	8,527	340,273
Class R6	1,905	86,657	3,528	153,922
Class I	480,618	21,656,248	2,160,595	93,675,674
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,122	100,621	51,873	1,924,517
Class C	—	—	17,835	628,140
Class R3	3	130	827	30,310
Class R6	28	1,338	34,327	1,287,536
Class I	22,253	1,063,483	321,537	12,030,192
	552,640	24,972,431	2,809,545	118,816,002
Shares redeemed:
Class A	(131,506)	(5,857,090)	(356,479)	(14,978,924)
Class C	(61,431)	(2,587,203)	(264,791)	(10,515,737)
Class C – automatic conversion to Class A Shares	(32)	(1,330)	(239)	(9,693)
Class R3	(1,987)	(88,941)	(19,278)	(800,093)
Class R6	(495,109)	(21,536,623)	(223,978)	(9,472,267)
Class I	(1,202,667)	(54,964,368)	(3,577,133)	(152,544,279)
	(1,892,732)	(85,035,555)	(4,441,898)	(188,320,993)
Net increase (decrease)	(1,340,092)	$(60,063,124)	(1,632,353)	$ (69,504,991)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
41

Notes to Financial Statements (Unaudited) (continued)
the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2020.
	Emerging Markets Equity	International Growth
Tax cost of investments	$10,881,472	$281,006,895
Gross unrealized:
Appreciation	$ 771,075	$ 72,238,077
Depreciation	(650,734)	(17,431,365)
Net unrealized appreciation (depreciation) of investments	$ 120,341	$ 54,806,712
Permanent differences, primarily due to distribution reallocations, foreign currency transactions, securities litigation settlements and nondeductible stock issuance costs, resulted in reclassifications among the Funds' components of net assets as of July 31, 2019, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' last tax year end, were as follows:
	Emerging Markets Equity	International Growth
Undistributed net ordinary income[1]	$540,626	$1,507,084
Undistributed net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Emerging Markets Equity[2]	International Growth
Distributions from net ordinary income[1]	$10,000	$ 5,552,461
Distributions from net long-term capital gains	—	13,261,395

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
As of July 31, 2019, the Funds' last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
International Growth
Not subject to expiration:
Short-term	$ 8,893,840
Long-term	6,445,433
Total	$15,339,273
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
42

Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Emerging Markets Equity	International Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Emerging Markets Equity	0.1556%
International Growth	0.1812%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
43

Notes to Financial Statements (Unaudited) (continued)
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Emerging Markets Equity	0.99%	July 31, 2021	N/A
International Growth	0.90%	July 31, 2021	1.45%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Emerging Markets Equity	International Growth
Sales charges collected	$580	$15,924
Paid to financial intermediaries	504	14,364
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Emerging Markets Equity	International Growth
Commission advances	$ —	$4,879
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Emerging Markets Equity	International Growth
12b-1 fees retained	$107	$2,193
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Emerging Markets Equity	International Growth
CDSC retained	$ —	$1,653
44

As of the end of the reporting period, TIAA owned shares of the following Fund as follows:
Emerging Markets Equity
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	496,250
Class I Shares	1,250
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Other Matters
The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.
45

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
46

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
47

Notes
48

Notes
49

Notes
50

Notes

51

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-IGF-0120P1108025-INV-B-03/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 6, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: April 6, 2020